DRAFT

                                  $262,184,321
                                  (APPROXIMATE)
                                  GSRPM 2003-1
                     GS MORTGAGE SECURITIES CORP., DEPOSITOR
                       MORTGAGE PASS-THROUGH CERTIFICATES

OVERVIEW OF THE OFFERED CERTIFICATES
------------------------------------

                                                           ESTIMATED   PRINCIPAL
                  APPROXIMATE   EXPECTED      INITIAL      AVG.         PAYMENT     MOODY'S/S&P/[FITCH]
                   PRINCIPAL    CREDIT      PASS-THROUGH   LIFE          WINDOW         EXPECTED
 CERTIFICATES       BALANCE      SUPPORT      RATE (1)     (YRS) (2)     (2)(3)         RATINGS
A-1                $63,400,603    9.50%     LIBOR + [ ]      1.00       02/03 -      Aaa/AAA/[AAA]
                                                bps                      04/05
                                            LIBOR + [ ]                 04/05 -
A-2                $56,739,554    9.50%         bps          4.78        07/10       Aaa/AAA/[AAA]
                                            LIBOR + [ ]                 02/03 -
A-3               $120,140,157    9.50%         bps          2.79        07/10       Aaa/AAA/[AAA]
                                            LIBOR + [ ]                 03/06 -
M-1                 $4,646,304    7.75%         bps          5.04        07/10          A2/A/[A]
                                            LIBOR + [ ]                 02/06 -
B-1                 $9,292,609    4.25%         bps          5.03        07/10      Baa1/BBB+/[BBB+]
                                            LIBOR + [ ]                 02/06 -
B-2                 $3,982,547    2.75%         bps          5.02        07/10       Baa2/BBB/[BBB]
                                            LIBOR + [ ]                 02/06 -
B-3                 $3,982,547    1.25%         bps          4.82        07/10      Baa3/BBB-/[BBB-]
   TOTAL          $262,184,321(4)

(1) See the Definitions section of this Term Sheet for more information on the Pass-Through Rates of the Certificates.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The Stated Final Maturity Date for the Certificates is the Distribution Date in January 2032.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

SELECTED MORTGAGE POOL DATA (5)

                                                       GROUP 1               GROUP 2               TOTAL
                                                  (ADJUSTABLE RATE)       (FIXED RATE)
SCHEDULED PRINCIPAL BALANCE:                       $138,900,885          $126,602,225        $265,503,110
NUMBER OF MORTGAGE LOANS:                                 1,467                 1,427               2,894
AVERAGE SCHEDULED PRINCIPAL BALANCE:                    $94,684               $88,719             $91,743
WEIGHTED AVERAGE GROSS COUPON:                            9.33%                10.43%               9.86%
WEIGHTED AVERAGE NET COUPON:                              8.78%                 9.93%               9.33%
WEIGHTED AVERAGE FICO SCORE:                                571                   566              569(6)
WEIGHTED AVERAGE CURRENT LTV RATIO:                       80.6%                 79.2%               79.9%
WEIGHTED AVERAGE STATED REMAINING TERM (MONTHS):            294                   234                 265
WEIGHTED AVERAGE SEASONING (MONTHS):                         52                    52                  52
WEIGHTED AVERAGE MONTHS TO ROLL (7):                          4                   N/A                   4
WEIGHTED AVERAGE GROSS MARGIN (7):                        5.70%                   N/A               5.70%
WEIGHTED AVERAGE NET MARGIN (7):                          5.15%                   N/A               5.15%
WEIGHTED AVERAGE NEXT ADJUSTMENT RATE CAP (7):            1.45%                   N/A               1.45%
WEIGHTED AVERAGE PERIODIC RATE CAP (7):                   1.34%                   N/A               1.34%
WEIGHTED AVERAGE LIFE CAP (7):                            6.33%                   N/A               6.33%
WEIGHTED AVERAGE GROSS MAXIMUM LIFETIME RATE (7):        16.17%                   N/A              16.17%

(5) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted.
(6) The FICO scores for 95.2% of the Mortgage Loans were obtained in August 2002, 4.8% were obtained in June 2002.
(7) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

DRAFT


FEATURES OF THE TRANSACTION
---------------------------

|X| Collateral consists of seasoned, sub-prime, fixed and adjustable rate, primarily single family residential mortgage loans (the "Mortgage Loans") acquired by Household Financial Services, Inc. ("Household") (78.1%), Equicredit Corporation of America, a subsidiary of Bank of America, N.A. ("Equicredit") (16.0%), Deerwood Corporation ("Deerwood") (4.8%) and Others (1.1%).
|X| On average, the Household loans were restructured 25 months ago and none of the loans were restructured more recently than 18 months ago. None of the Household loans have been more than 59 days delinquent since the restructure date. In general, Household restructured delinquent loans by deferring past due interest and advancing the due date if the borrower met certain requirements. The Household Mortgage Loans are either current (92.4%) or no more than 59 days delinquent (7.6%).

|X| All of the Equicredit Mortgage Loans are either current (77.2%) or no more than 59 days delinquent (22.8%).

|X| 100% of the Deerwood Mortgage Loans are current and no loan has been 30 or more days delinquent in the past 12 months.

|X| The Mortgage Loans are serviced by Wilshire Credit Corporation ("Wilshire") (78.9%), Fairbanks Capital Corp. ("Fairbanks") (16.3%) and Greenpoint Financial Corporation ("Greenpoint") (4.8%).

|X| Credit support for the Certificates will be provided through an Ambac wrap of the Class A Certificates, excess spread, over-collateralization and subordination of the subordinate Certificates.

|X| The Deal will be modeled on Intex as "GSRP0301" and on Bloomberg as "GSRPM 2003-1".

|X| The Certificates in the table above will be registered under a registration statement filed with the Securities and Exchange Commission.

|X| Brokerage Price Opinions ("BPOs") have been performed on 35% of the Mortgage Loans by principal balance. The weighted average BPO loan-to-value ratio is 79.6%, and the current loan-to-value ratio for these loans is 79.9%.


TIME TABLE
----------

EXPECTED CLOSING DATE:          January 29th, 2003
CUT-OFF DATE:                   January 1st, 2003
EXPECTED PRICING DATE:          On or before January 10th, 2003
FIRST DISTRIBUTION DATE:        February 25th, 2003
INFORMATION DATE:               The Mortgage Loan information is as of December
                                1, 2002 with scheduled principal balances and seasoning projected as of January 1, 2003.

KEY TERMS
---------

DEPOSITOR:                      GS Mortgage Securities Corp.

SERVICERS:                      Wilshire (78.9%), Fairbanks (16.3%), Greenpoint
                                (4.8%)

CREDIT INSURER:                 Ambac (with respect to the Class A Certificates)

TRUSTEE:                        JPMorgan Chase Bank

SERVICING FEE:                  50 bps for 95.2% of the Mortgage Loans; 100 bps
                                for 4.8% of the Mortgage Loans

TRUSTEE FEE:                    0.25 bps

DISTRIBUTION DATE:              25th day of the month or the following Business
                                Day

RECORD DATE:                    For any Distribution Date, the last Business Day
                                of the accrual period

DELAY DAYS:                     0 day delay

DAY COUNT:                      Actual/360 basis

INTEREST ACCRUAL:               From and including the prior Distribution Date
                                to and including the day prior to the current
                                Distribution Date.

DRAFT


PRICING PREPAYMENT ASSUMPTION:  25% CPR

EXCESS SPREAD:                  The initial weighted average net coupon
                                of the mortgage pool will be greater than the interest rate on the Offered Certificates, resulting in excess cash flow calculated in the following manner:

                                Initial Gross WAC:                                                      9.86%

                                   Less Servicing and Trustee Fees:                                     0.53%
                                                                                                        ----

                                Net WAC (1):                                                            9.21%

                                   Less Initial Certificate Coupon and Ambac fees                       2.32%
                                   (approximately) (2):                                                 ----

                                Initial Excess Spread:                                                  6.88%

                                   (1) Adjusted to an actual / 360 basis, this amount will vary on each distribution date based on changes to the weighted average interest rate on the Mortgage Loans and /or the weighted average Pass-Through Rate on the Offered Certificates as well as any changes in day count.

                                   (2)   Assumes 1-month LIBOR equal to 1.38%,
                                         initial marketing spreads and a 30-day
                                         month. The Ambac fee is assumed to be
                                         0.18%

SERVICER ADVANCING:             Principal and interest, subject to
                                recoverability.

COMPENSATING INTEREST:          With respect to Wilshire, one half of
                                the Servicing Fee for the related interest accrual period. The Mortgage Loans serviced by Fairbanks and Greenpoint will have compensating interest to the extent of the Servicing Fee for the related interest accrual period.

OPTIONAL CLEAN-UP CALL:         10% optional clean-up call.

RATING AGENCIES:                Moody's Investors Service, Inc., Standard &
                                Poor's Ratings Group, and Fitch Ratings.

MINIMUM DENOMINATION:           Class A-1, Class A-2 and Class A-3 Certificates
                                (the "Class A Certificates") - $25,000 Class M-1
                                Certificates - $250,000 Class B-1, Class B-2 and
                                Class B-3 Certificates (the "Class B
                                Certificates") - $250,000

LEGAL INVESTMENT:               It is anticipated that the Class A Certificates
                                will be SMMEA eligible.

ERISA ELIGIBLE:                 Underwriter's exemption is expected to apply to
                                the Class A Certificates only. However,
                                prospective purchasers should consult their own counsel.

TAX TREATMENT:                  All Offered Certificates represent REMIC regular
                                interests.

PROSPECTUS:                     The Offered Certificates will be offered
                                pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                "Prospectus"). Complete information with respect to the Offered Certificates and the underlying collateral will be contained in the Prospectus.
                                The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

DRAFT


STRUCTURE OF THE CERTIFICATES
-----------------------------

DESCRIPTION OF PRINCIPAL AND INTEREST DISTRIBUTIONS

Principal will be paid as described under the definition of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Certificates as described herein. After such date, as long as no Trigger Event has occurred, the Offered Certificates will be paid principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all Certificates, at a rate of one-month LIBOR plus a margin that will step up after the optional clean-up call date, subject to the WAC Cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap will be carried forward with interest at the applicable Pass-Through Rate as described below and will be payable after payment of all required principal payments on such future Distribution Date.

DEFINITIONS

CREDIT ENHANCEMENT. The Offered Certificates are credit enhanced by (1) the net monthly excess cash flow from the Mortgage Loans, (2) overcollateralization of 1.25%. (after the Step-Down Date, as long as a Trigger Event is not in effect, the required overcollateralization will equal 2.50% of the aggregate principal balance of the Mortgage Loans as of the last day of the related due period, subject to a floor equal to 0.50% of the aggregate initial principal balance of the Mortgage Loans), (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates and (4) an insurance policy provided by Ambac for the benefit of the Class A Certificates.

CREDIT ENHANCEMENT PERCENTAGE. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate Principal Balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

STEP-DOWN DATE. The earlier of (A) the date on which the Class A Certificates have been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in January 2006; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 19.00%.

                CLASS                    INITIAL SUBORDINATION PERCENTAGE*       STEP-DOWN DATE PERCENTAGE**
            A-1, A-2, A-3                              9.50%                              19.00%
                 M-1                                   7.75%                              15.50%
                 B-1                                   4.25%                               8.50%
                 B-2                                   2.75%                               5.50%
                 B-3                                   1.25%                               2.50%

* % of original collateral balance
** % of current collateral balance

DRAFT


TRIGGER EVENT. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60+ Day Rolling Average equals or exceeds 15% (the 60+ Day Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during the periods set forth below, the Cumulative Realized Loss Percentage exceeds the amounts set forth below:

          DISTRIBUTION DATES                               CUMULATIVE REALIZED LOSS PERCENTAGE
     February 2005- February 2006                 5.75% for the first month, plus an additional 1/12th
                                                      of 2.50% for each month thereafter, to 8.25%

     February 2006- February 2007                 8.25% for the first month, plus an additional 1/12th
                                                      of 1.25% for each month thereafter, to 9.50%

     February 2007- February 2008                 9.50% for the first month, plus an additional 1/12th
                                                      of 1.25% for each month thereafter, to 10.75%

        February 2008 and after                                          10.75%

STEP-UP PASS-THROUGH RATES. For all Offered Certificates the pass-through rate will increase after the Optional Clean-up Call date, if the call is not exercised. The pass-through rate for the Class A Certificates will increase to one-month LIBOR plus 2 times their respective original margins and the pass-through rates for the Class M-1 and Class B Certificates will increase to one-month LIBOR plus 1.5 times their respective original margins.

CLASS A-1 PASS-THROUGH RATE. The Class A-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS A-2 PASS-THROUGH RATE. The Class A-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS A-3 PASS-THROUGH RATE. The Class A-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS M-1 PASS-THROUGH RATE. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-1 PASS-THROUGH RATE. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-2 PASS-THROUGH RATE. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

CLASS B-3 PASS-THROUGH RATE. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

NET RATE. A per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the first day of the related Due Period less servicing and trustee fee rates (calculated on an actual/360 day count basis).

WAC CAP. As to any Distribution Date, the Net Rate minus (i) the Ambac fees, divided by (ii) the aggregate principal balance of the Mortgage Loans in effect on the first day of the related Due Period multiplied by (y) (i) 360, divided by
(ii) the actual number of days in the accrual period.

DRAFT


BASIS RISK CARRY FORWARD AMOUNT. As to any Distribution Date, and any Class of Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of Certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at the Certificates' applicable Pass-Through Rate (without regard to the WAC Cap).

INTEREST DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

(a) pro rata, to the Class A Certificates, its Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates,

(b)      to the Class M-1 Certificates, its Accrued Certificate Interest, and,

(c) to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

PRINCIPAL DISTRIBUTIONS ON THE CERTIFICATES. On each Distribution Date (a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A Certificates, in reduction of their respective Certificate Principal Balances, concurrently, as follows:

                (i) 50% of the Principal Distribution Amount, sequentially, to the Class A-1 and Class A-2 Certificates, until the Certificate Principal Balances thereof have been reduced to zero,

                (ii) to the Class A-3 Certificates, 50% of the Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(b) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero, and

(c) to the Class B Certificates, sequentially, in ascending numerical order, until the Certificate Principal Balances thereof have been reduced to zero.


On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(a) to the Class A Certificates, in reduction of their respective Certificate Principal Balances, concurrently, as follows:

                (i) sequentially, to the Class A-1 and Class A-2 Certificates, 50% of the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balances thereof have been reduced to zero,

                (ii) to the Class A-3 Certificates, 50% of the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

DRAFT


(b) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(c) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero,

(d) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(e) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.


ALLOCATION OF NET MONTHLY EXCESS CASHFLOW. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

         (i) to the Class M-1 Certificates, the unpaid interest shortfall amount,

         (ii) to the Class B-1 Certificates, the unpaid interest shortfall amount,

         (iii) to the Class B-2 Certificates, the unpaid interest shortfall amount,

         (iv) to the Class B-3 Certificates, the unpaid interest shortfall amount,

         (v) any Class A Basis Risk Carry Forward Amount pro rata to the Class A Certificates, and

         (vi) sequentially, to the Class M-1, Class B-1, Class B-2 and Class B-3 Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Once realized losses are allocated to the Class B-3, Class B-2, Class B-1 and Class M-1 Certificates, in such order, their Certificate Principal Balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date.

INTEREST REMITTANCE AMOUNT. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing, trustee and Ambac fees.

ACCRUED CERTIFICATE INTEREST. For any Distribution Date on each class of Offered Certificates, equals the amount of interest accrued during the related interest accrual period at the related Pass-Through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil Relief Act of 1940 (or any similar state statute) allocated to such class.

PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

DRAFT


PRINCIPAL REMITTANCE AMOUNT.  On any Distribution Date, the sum of

         (i) all scheduled payments of principal collected or advanced on the Mortgage Loans during the Due Period,

         (ii) the principal portion of all partial and full prepayments received during the month prior to the month in which such Distribution Date occurs,

         (iii) the principal portion of all net liquidation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

         (iv) the principal portion of repurchased Mortgage Loans with respect to which the repurchase obligation arose during the month prior to the month in which such Distribution Date occurs and that were repurchased during the period from the prior Distribution Date through the business day prior to such Distribution Date,

         (v) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing, trustee and Ambac fees), over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the Overcollateralization Deficiency Amount for such Distribution Date.

EXCESS SUBORDINATED AMOUNT. For any Distribution Date is the excess, if any, of
(i) the actual overcollateralization, over (ii) the required overcollateralization for such Distribution Date.

OVERCOLLATERALIZATION DEFICIENCY AMOUNT. For any Distribution Date is the excess, if any, of (i) the required overcollateralization, over (ii) the actual overcollateralization for such Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and if no Trigger Event is in effect, an amount equal to the excess of:

(x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

         (a) the product of (i) the aggregate principal balance of the Mortgage Loans for such Distribution Date and (ii) approximately 81.00%, and

         (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of
                  (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

DRAFT


CLASS M-1 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

         (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                  Date), and

         (b) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

         (a) the product of (i) approximately 84.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

         (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of
                  (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.


CLASS B-1 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

         (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                  Date),

         (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
                  Date), and

         (c) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

         (a) the product of (i) approximately 91.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

         (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of
                  (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

DRAFT


CLASS B-2 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

         (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                  Date),

         (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
                  Date),

         (c) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
                  Date),

         (d) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

         (a) the product of (i) approximately 94.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

         (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of
                  (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

DRAFT


CLASS B-3 PRINCIPAL DISTRIBUTION AMOUNT. After the Step-Down Date, and with no Trigger Event in effect, is an amount equal to the excess of:

(x) the sum of:

         (a) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution
                  Date),

         (b) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution
                  Date),

         (c) the Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution
                  Date),

         (d) the Certificate Principal Balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution
                  Date), and

         (e) the Certificate Principal Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over


(y) the lesser of:

         (a) the product of (i) approximately 97.50% and (ii) the aggregate principal balance of the Mortgage Loans for such Distribution Date, and

         (b) the excess, if any, of the aggregate principal balance of the Mortgage Loans for such Distribution Date over the product of
                  (i) 0.50% and (ii) the initial aggregate principal balance of the Mortgage Loans.

DRAFT


BREAKEVEN CDR TABLE FOR THE SUBORDINATE CERTIFICATES
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

|X| 1-month forward LIBOR, 6-month forward LIBOR and 1-Year CMT curve assumptions as of December 31, 2002.

|X| 25% voluntary CPR (excluding losses).

|X| 0% CDR for six months, increasing to the CDR's shown below by month nine.

|X| 40% loss severity.

|X| 6 month lag for recoveries on defaulted Mortgage Loans.

|X| FIRST DOLLAR LOSS SCENARIO: The minimum constant CDR necessary to result in any losses to the Class M-1, Class B-1, Class B-2 and Class B-3 Certificates. For example, the Class M-1 Certificates do not receive any losses unless the CDR increases to more than 19.5% by month nine and remains at that level or higher.

|X| 0% YIELD RETURN SCENARIO: The minimum constant CDR necessary to result in approximately a 0% bond equivalent yield to the Class M-1 Class B-1, Class B-2 and Class B-3 Certificates. For example, if the CDR increases to 22.0% by month nine, the bond equivalent yield on the Class M-1 Certificates would be approximately 0%.



                                        FIRST DOLLAR LOSS SCENARIO       0% YIELD RETURN SCENARIO
   M-1
             CDR                        19.5%                       22.0%
             TOTAL COLLATERAL LOSS
             ($000)                     $36,891,283 (13.89%)        $39,825,306 (15.00%)
             CLASS M-1 PRINCIPAL
             WRITEDOWN ($000)           $0.00 (0.00%)               $2,926,397 (62.98%)
             WEIGHTED AVERAGE LIFE      9.41                        10.82
   B-1
             CDR                        12.8%                       17.1%
             TOTAL COLLATERAL LOSS
             ($000)                     $27,537,374 (10.37%)        $33,813,417 (12.74%)
             CLASS B-1 PRINCIPAL
             WRITEDOWN ($000)           0.00 (0.00%)                $5,989,731 (64.46%)
             WEIGHTED AVERAGE LIFE      4.76                        10.76
   B-2
             CDR                        10.2%                       13.1%
             TOTAL COLLATERAL LOSS
             ($000)                     $23,173,151 (8.73%)         $28,011,093 (10.55%)
             CLASS B-2 PRINCIPAL
             WRITEDOWN ($000)           $0.00 (0.00%)               $1,861,742 (46.75%)
             WEIGHTED AVERAGE LIFE      5.32                        3.8
   B-3
             CDR                        9.2%                        11.2%
             TOTAL COLLATERAL LOSS
             ($000)                     $21,360,624 (8.05%)         $24,908,765 (9.38%)
             CLASS B-3 PRINCIPAL
             WRITEDOWN ($000)           $0.00 (0.00%)               $1,619,001 (40.65%)
             WEIGHTED AVERAGE LIFE      5.25                        3.49

DRAFT


SELECTED MORTGAGE LOAN DATA
---------------------------


                       THE MORTGAGE LOANS (ALL COLLATERAL)

Scheduled Principal Balance:                                $265,503,110
Number of Mortgage Loans:                                          2,894
Average Scheduled Principal Balance:                             $91,743
Weighted Average Gross Coupon:                                     9.86%
Weighted Average Net Coupon:                                       9.33%
Weighted Average Gross Margin (1):                                 5.70%
Weighted Average Net Margin (1):                                   5.15%
Weighted Average Next Adjustment Rate Cap (1):                     1.45%
Weighted Average Periodic Rate Cap (1):                            1.34%
Weighted Average Life Cap (1):                                     6.33%
Weighted Average Gross Maximum Lifetime Rate (1):                 16.17%
Weighted Average Months to Roll (1):                                   4
Weighted Average Stated Remaining Term (months):                     265
Weighted Average Seasoning (months):                                  52
Weighted Average Current LTV Ratio:                                79.9%
Weighted Average FICO Score (2):                                     569

(1) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.
(2) The FICO scores for 95.2% of the Mortgage Loans were obtained in August 2002, 4.8% were obtained in June 2002.


                                                     DISTRIBUTION BY GROSS COUPON


                 NUMBER      AGGREGATE                 WEIGHTED  WEIGHTED                 WEIGHTED      WEIGHTED
                 OF          PRINCIPAL      AGGREGATE  AVERAGE   AVERAGE     AVERAGE       AVERAGE       AVERAGE
                 MORTGAGE     BALANCE       PRINCIPAL  GROSS      FICO      PRINCIPAL      CURRENT      LOAN AGE
 GROSS COUPON    LOANS      OUTSTANDING     BALANCE    COUPON     SCORE      BALANCE         LTV        (MONTHS)
Below 3.00%         32    $   2,030,109        0.76%      2.62%    710        $63,441         78.2%         48
3.00% - 3.49%       26        1,514,209        0.57       3.19     685         58,239         79.8          51
3.50% - 3.99%       35        1,697,965        0.64       3.68     698         48,513         81.0          50
4.00% - 4.49%       32        1,429,488        0.54       4.21     706         44,672         82.4          57
4.50% - 4.99%       24        1,165,879        0.44       4.73     685         48,578         83.2          54
5.00% - 5.49%       37        2,660,880        1.00       5.19     623         71,916         80.9          56
5.50% - 5.99%       30        2,208,731        0.83       5.67     616         73,624         75.6          71
6.00% - 6.49%       46        3,586,554        1.35       6.18     627         77,969         75.1          73
6.50% - 6.99%       53        4,509,504        1.70       6.66     629         85,085         68.4          72
7.00% - 7.49%       47        3,918,054        1.48       7.18     592         83,363         73.7          81
7.50% - 7.99%       82        7,182,458        2.71       7.78     600         87,591         68.3          70
8.00% - 8.49%      106       10,123,362        3.81       8.22     582         95,503         74.8          65
8.50% - 8.99%      226       22,375,057        8.43       8.78     577         99,005         74.3          57
9.00% - 9.49%      168       17,557,821        6.61       9.27     560        104,511         75.4          57
9.50% - 9.99%      440       46,857,489       17.65       9.78     566        106,494         80.3          53
10.00% - 10.49%    300       29,785,767       11.22      10.25     556         99,286         81.7          49
10.50% - 10.99%    471       44,242,580       16.66      10.76     557         93,933         83.7          47
11.00% - 11.49%    214       19,790,348        7.45      11.23     550         92,478         85.0          43
11.50% - 11.99%    274       24,503,524        9.23      11.74     548         89,429         83.3          45
12.00% - 12.49%     97        8,000,897        3.01      12.24     549         82,483         85.1          40
12.50% - 12.99%     83        6,430,392        2.42      12.78     556         77,475         80.5          48
13.00% - 13.49%     30        1,901,681        0.72      13.24     550         63,389         73.1          49
13.50% - 13.99%     21          989,836        0.37      13.73     538         47,135         68.4          60
14.00% - 14.49%      7          351,402        0.13      14.28     546         50,200         79.3          47
14.50% - 14.99%     11          651,524        0.25      14.75     535         59,229         74.0          50
15.50% - 15.99%      2           37,598        0.01      15.63     536         18,799         14.2          62
--------------------------------------------------------------------------------------------------------------
Total            2,894     $265,503,110      100.00%      9.86%    569        $91,743         79.9%         52
==============================================================================================================

DRAFT


                                                     DISTRIBUTION BY PERIODIC CAP

                  NUMBER    AGGREGATE                 WEIGHTED     WEIGHTED     AVERAGE    WEIGHTED   WEIGHTED
                  OF        PRINCIPAL    AGGREGATE    AVERAGE       AVERAGE     PRINCIPAL  AVERAGE    AVERAGE
                  MORTGAGE  BALANCE      PRINCIPAL    GROSS          FICO                  CURRENT    LOAN AGE
 PERIODIC CAP     LOANS     OUTSTANDING   BALANCE      COUPON        SCORE      BALANCE      LTV      (MONTHS)
 ------------     -----     -----------   -------      ------        -----      -------      ---      --------
0.00%                  5   $    309,144       0.12%       9.85%      634         $61,829      64.7%      110
1.00%                821     88,962,310      33.51        9.87       557         108,358      81.4        49
1.50%                178     18,908,644       7.12        9.85       559         106,228      80.7        50
2.00%                386     23,162,655       8.72        6.40       647          60,007      76.5        70
3.00%                 76      7,429,921       2.80       10.70       523          97,762      84.0        33
5.00%                  1        128,212       0.05        6.63       708         128,212      78.7        15
N/A (Fixed Rate)   1,427    126,602,225      47.68       10.43       566          88,719      79.2        52
------------------------------------------------------------------------------------------------------------
Total              2,894   $265,503,110     100.00%       9.86%      569         $91,743      79.9%       52
=============================================================================================================


                                          DISTRIBUTION BY MONTHS TO RATE RESET

                 NUMBER      AGGREGATE     AGGREGATE     WEIGHTED     WEIGHTED             WEIGHTED    WEIGHTED
                 OF          PRINCIPAL     AGGREGATE     AVERAGE      AVERAGE     AVERAGE   AVERAGE    AVERAGE
  MONTHS TO      MORTGAGE    BALANCE       PRINCIPAL     GROSS          FICO      PRINCIPAL CURRENT    LOAN AGE
  RATE RESET      LOANS      OUTSTANDING    BALANCE       COUPON       SCORE      BALANCE L   LTV      (MONTHS)
0 Months             132    $ 13,582,135        5.12%        9.89%      560      $102,895     80.8%        50
1 - 12 Months      1,324     124,588,524       46.93         9.27       572        94,100     80.6         52
13 - 24 Months         7         432,366        0.16        10.14       581        61,767     80.9         51
25 - 36 Months         3         169,649        0.06        12.64       581        56,550     33.9        151
37 - 48 Months         1         128,212        0.05         6.63       708       128,212     78.7         15
N/A (Fixed Rate)   1,427     126,602,225       47.68        10.43       566        88,719     79.2         52
-------------------------------------------------------------------------------------------------------------
Total              2,894    $265,503,110      100.00%        9.86%      569      $ 91,743     79.9%        52
=============================================================================================================




                                        DISTRIBUTION BY LIFE MAXIMUM RATE

                                                                                                      WEIGHTED
                  NUMBER     AGGREGATE                  WEIGHTED   WEIGHTED                WEIGHTED   AVERAGE
                  OF         PRINCIPAL      AGGREGATE   AVERAGE     AVERAGE     AVERAGE    AVERAGE    LOAN
 LIFE MAXIMUM     MORTGAGE    BALANCE       PRINCIPAL   GROSS        FICO       PRINCIPAL  CURRENT    AGE
     RATE         LOANS     OUTSTANDING     BALANCE     COUPON       SCORE      BALANCE      LTV      (MONTHS)
9.50% - 9.99%          4   $    330,770          0.12%      3.17%     719        $82,693      66.5%       47
10.00% - 10.49%       10        786,065          0.30       3.28      682         78,607      64.3        48
10.50% - 10.99%       14      1,070,258          0.40       3.53      687         76,447      83.1        52
11.00% - 11.49%       37      1,926,065          0.73       3.34      705         52,056      80.0        50
11.50% - 11.99%       51      2,621,058          0.99       4.37      696         51,393      85.1        50
12.00% - 12.49%       31      1,470,155          0.55       5.14      687         47,424      79.9        60
12.50% - 12.99%       50      2,934,417          1.11       6.29      635         58,688      80.8        68
13.00% - 13.49%       34      1,942,546          0.73       7.13      654         57,134      76.1        75
13.50% - 13.99%       35      1,989,736          0.75       7.45      637         56,850      74.3        69
14.00% - 14.49%       53      4,428,990          1.67       7.57      594         83,566      74.3        77
14.50% - 14.99%       83      8,773,208          3.30       8.12      580        105,701      73.8        65
15.00% - 15.49%       85      8,403,505          3.17       8.33      570         98,865      74.9        67
15.50% - 15.99%      171     20,383,150          7.68       9.13      561        119,200      79.6        54
16.00% - 16.99%      333     35,300,743         13.30       9.85      553        106,008      81.5        50
17.00% - 17.99%      288     29,034,565         10.94      10.57      559        100,814      84.5        44
18.00% - 18.99%      134     13,177,717          4.96      11.42      547         98,341      83.2        40
19.00% - 20.99%       38      3,333,420          1.26      11.40      528         87,722      82.6        37
21.00% - 21.99%       11        840,619          0.32      11.98      515         76,420      73.0        54
22.00% - 22.99%        1         52,070          0.02      12.35      575         52,070      77.7        27
23.00% - 23.99%        2         56,356          0.02      13.40      577         28,178      86.2        28
24.00% - 24.99%        1         44,388          0.02      12.90      520         44,388      79.3        33
26.00% - 26.99%        1          1,083          0.00       9.02      637          1,083       6.3       175
N/A (Fixed Rate)   1,427    126,602,225         47.68      10.43      566         88,719      79.2        52
------------------------------------------------------------------------------------------------------------
Total              2,894   $265,503,110        100.00%      9.86%     569        $91,743      79.9%       52
============================================================================================================

DRAFT


                                            DISTRIBUTION BY MARGIN


                  NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                  OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE     AVERAGE   AVERAGE  AVERAGE
                  MORTGAGE     BALANCE      PRINCIPAL   GROSS        FICO      PRINCIPAL CURRENT  LOAN AGE
    MARGIN         LOANS     OUTSTANDING    BALANCE     COUPON      SCORE      BALANCE    LTV     (MONTHS)
    ------         -----     -----------    -------     ------      -----      -------    ---     --------
(1.25) - 0.00%         13  $1,062,428           0.40%      2.81%     692        $81,725    64.4%     47
0.00%                  10     776,276           0.29       4.33      677         77,628    86.8      54
0.25% - 0.49%           4     265,151           0.10       3.74      682         66,288    69.7      47
0.50% - 0.99%          39   2,075,833           0.78       3.28      696         53,226    81.1      51
1.00% - 1.49%          40   1,930,016           0.73       4.19      701         48,250    84.4      51
1.50% - 1.99%          32   1,459,368           0.55       4.41      701         45,605    84.8      51
2.00% - 2.49%          30   1,590,672           0.60       4.88      678         53,022    80.1      58
2.50% - 2.99%          33   2,671,290           1.01       5.71      620         80,948    78.9      71
3.00% - 3.49%          34   2,987,519           1.13       6.46      607         87,868    74.1      79
3.50% - 3.99%          38   3,036,126           1.14       6.98      607         79,898    70.7      74
4.00% - 4.49%          60   4,870,944           1.83       7.55      599         81,182    77.4      75
4.50% - 4.99%         100   8,561,205           3.22       8.04      586         85,612    72.2      81
5.00% - 5.49%         107   11,940,607          4.50       9.03      556        111,594    77.7      59
5.50% - 5.99%         182   19,180,303          7.22       9.52      562        105,386    81.4      50
6.00% - 6.49%         204   20,814,852          7.84      10.00      561        102,034    82.6      50
6.50% - 6.99%         265   27,660,552         10.42      10.38      552        104,379    81.8      43
7.00% - 7.49%         162   16,720,989          6.30      11.00      542        103,216    83.8      41
7.50% - 7.99%          79   7,722,671           2.91      11.11      546         97,755    81.9      43
8.00% - 8.49%          23   2,380,176           0.90      11.77      567        103,486    85.3      35
8.50% - 8.99%           9     919,962           0.35      12.59      551        102,218    90.9      34
9.00% - 9.49%           2     229,557           0.09      12.11      531        114,779    80.3      76
9.50% - 9.99%           1      44,388           0.02      12.90      520         44,388    79.3      33
N/A (Fixed-Rate)    1,427   126,602,225        47.68      10.43      566         88,719    79.2      52
-------------------------------------------------------------------------------------------------------
Total               2,894   $265,503,110      100.00%      9.86%     569        $91,743    79.9%     52
=======================================================================================================


                                     DISTRIBUTION BY CURRENT PRODUCT TYPE


                     NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                     OF        PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE     AVERAGE   AVERAGE  AVERAGE
 CURRENT PRODUCT     MORTGAGE  BALANCE       PRINCIPAL   GROSS        FICO      PRINCIPAL CURRENT  LOAN AGE
       TYPE          LOANS     OUTSTANDING   BALANCE     COUPON      SCORE      BALANCE    LTV     (MONTHS)
       ----          -----     -----------   -------     ------      -----      -------    ---     --------
Fixed-Rate            1,427   $126,602,225      47.68%      10.43%     566       $88,719      79.2%    52
6-Month LIBOR(1)        818     86,384,331      32.54       10.19      552       105,604      82.8     44
1 Year Treasury         356     20,245,288       7.63        5.96      658        56,869      78.0     67
6-Month CMT             160     18,744,332       7.06        8.15      579       117,152      72.8     82
3/27 LIBOR(2)            97      9,942,774       3.74       10.87      543       102,503      84.6     32
2/28 LIBOR(2)             8      1,011,202       0.38       10.43      515       126,400      85.6     22
Other ARM                28      2,572,957       0.97        9.19      582        91,891      67.3     86
----------------------------------------------------------------------------------------------------------
Total                 2,894   $265,503,110     100.00%       9.86%     569       $91,743      79.9%    52
=========================================================================================================

(1) 81.6% of the Mortgage Loans in the 6-Month LIBOR ARM category were originally in the 2/28 LIBOR ARM or 3/27 LIBOR ARM categories.
(2) All of the Mortgage Loans in the 2/28 LIBOR ARM and 3/27 LIBOR ARM categories adjust using the 6-month LIBOR the index after the initial adjustment date.


                                     DISTRIBUTION BY AMORTIZATION TYPE


                     NUMBER    AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                     OF        PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE     AVERAGE   AVERAGE  AVERAGE
   AMORTIZATION      MORTGAGE  BALANCE       PRINCIPAL   GROSS        FICO      PRINCIPAL CURRENT  LOAN AGE
       TYPE          LOANS     OUTSTANDING   BALANCE     COUPON      SCORE      BALANCE    LTV     (MONTHS)
       ----          -----     -----------   -------     ------      -----      -------    ---     --------
Full Amortization     2,443   $222,544,734      83.82%       9.82%     568       $91,095      80.5%    50
Balloon                 451     42,958,376      16.18       10.02      574        95,251      76.8     64
------------------- --------- ------------- ----------- ---------- ----------- --------- --------- -----------
Total                 2,894   $265,503,110     100.00%       9.86%     569       $91,743      79.9%    52
=================== ========= ============= =========== ========== =========== ========= ========= ===========

DRAFT


                                             DISTRIBUTION BY ZIP CODES


                                                                                                     WEIGHTED
                    NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED               WEIGHTED AVERAGE
                    OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE     AVERAGE    AVERAGE  LOAN
                    MORTGAGE    BALANCE       PRINCIPAL   GROSS        FICO      PRINCIPAL  CURRENT  AGE
    ZIP CODES        LOANS      OUTSTANDING   BALANCE     COUPON      SCORE      BALANCE     LTV     (MONTHS)
    ---------        -----      -----------   -------     ------      -----      -------     ---     --------
94112                    2     $    660,953       0.25%      10.26%     450      $330,477      88.8%     72
98118                    2          632,943       0.24       10.00      580       316,472      88.8      30
11234                    4          622,662       0.23       10.43      643       155,666      61.7      68
30083                    5          609,770       0.23       11.12      534       121,954      83.8      40
90043                    4          604,631       0.23        9.72      577       151,158      75.2      57
90008                    3          570,190       0.21        9.93      582       190,063      77.8      70
11216                    3          551,652       0.21       10.93      520       183,884      78.7      50
27587                    3          546,737       0.21       10.27      547       182,246      86.4      47
91001                    3          514,892       0.19        9.27      573       171,631      77.5      45
92627                    2          510,593       0.19        8.76      593       255,297      68.5      48
All Others           2,863      259,678,086      97.81        9.85      569        90,701      79.9      52
------------------ ----------- ------------- ----------- ---------- ----------- ---------- --------- ----------
Total                2,894     $265,503,110     100.00%       9.86%     569      $ 91,743      79.9%     52
================== =========== ============= =========== ========== =========== ========== ========= ==========


                                               DISTRIBUTION BY STATE


                    NUMBER       AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED  WEIGHTED
                    OF           PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE     AVERAGE   AVERAGE   AVERAGE
                    MORTGAGE      BALANCE      PRINCIPAL   GROSS        FICO      PRINCIPAL CURRENT   LOAN AGE
      STATE          LOANS      OUTSTANDING    BALANCE     COUPON      SCORE      BALANCE     LTV     (MONTHS)
      -----          -----      -----------    -------     ------      -----      -------     ---     --------
Southern California    213      $ 26,619,086       10.03%      9.21%     576      $124,972     77.6%      64
Florida                317        25,177,835        9.48       9.50      574        79,425     83.7       46
New York               161        17,563,311        6.62      10.24      596       109,089     73.9       62
Texas                  192        16,226,418        6.11      10.37      559        84,513     83.6       47
North Carolina         197        16,097,475        6.06       9.96      567        81,713     84.0       46
Northern
California             116        14,364,145        5.41       9.50      578       123,829     72.9       69
Illinois               119        12,309,485        4.64       9.87      548       103,441     79.8       49
Georgia                148        12,185,204        4.59      10.15      568        82,332     82.1       48
Ohio                   122         9,906,153        3.73      10.31      545        81,198     83.8       42
Michigan               105         9,714,088        3.66      10.46      549        92,515     81.1       45
All Others           1,204       105,339,910       39.68       9.86      568        87,492     79.6       51
------------------ ----------- -------------- ----------- ---------- ----------- --------- ---------- ---------
Total                2,894      $265,503,110      100.00%      9.86%     569     $  91,743     79.9%      52
================== =========== ============== =========== ========== =========== ========= ========== =========

(1) All Mortgage Loans in California zip codes less than 93601 are included in the Southern California category. The remaining Mortgage Loans in California zip codes are included in the Northern California category.
(2)      Includes states with less than 3% concentration by principal balance.


                                   DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO


                                                                                                     WEIGHTED
                    NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED               WEIGHTED AVERAGE
                    OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE     AVERAGE    AVERAGE  LOAN
  CURRENT LOAN      MORTGAGE    BALANCE       PRINCIPAL   GROSS        FICO      PRINCIPAL  CURRENT  AGE
    TO VALUE         LOANS      OUTSTANDING   BALANCE     COUPON      SCORE      BALANCE     LTV     (MONTHS)
    --------         -----      -----------   -------     ------      -----      -------     ---     --------
Below 40.00%            92     $  5,129,687       1.93%     9.19%       607       $55,757      29.6%     78
40.01% - 50.00%         59        3,873,436       1.46      9.27        601        65,651      45.6      71
50.01% - 60.00%        134       10,670,914       4.02      9.28        587        79,634      55.2      72
60.01% - 70.00%        323       26,602,521      10.02      9.72        574        82,361      65.8      64
70.01% - 80.00%        891       84,769,842      31.93      9.62        567        95,140      76.1      53
80.01% - 85.00%        404       37,546,464      14.14      9.90        566        92,937      83.0      48
85.01% - 90.00%        474       45,261,724      17.05     10.04        560        95,489      87.8      47
90.01% - 95.00%        213       18,653,032       7.03      9.54        569        87,573      93.0      46
95.01% - 100.00%       276       30,091,240      11.33     10.88        567       109,026      98.0      43
100.01% - 110.00%       19        1,662,645       0.63     10.22        547        87,508     104.4      47
110.01% - 120.00%        7          834,660       0.31     10.00        573       119,237     115.5      56
120.01% - 125.00%        2          406,945       0.15      8.99        590       203,472     122.9      55
------------------ ----------- ------------- ----------- ---------- ----------- ---------- --------- ----------
Total                2,894     $265,503,110     100.00%     9.86%       569       $91,743      79.9%     52
================== =========== ============= =========== ========== =========== ========== ========= ==========

DRAFT


                                            DISTRIBUTION BY OCCUPANCY STATUS


                      NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                      OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
                      MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
 OCCUPANCY STATUS      LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 ----------------      -----     -----------    -------     ------      -----     -------     ---     --------
Owner Occupied          2,781    $255,973,601      96.41%      9.85%      569      $92,044      80.2%     52
Non-Owner Occupied         90       7,202,285       2.71      10.11       562       80,025      71.4      50
Second Home                23       2,327,224       0.88       9.77       589      101,184      75.5      58
-------------------- ---------- -------------- ----------- ---------- ---------- ---------- --------- -----------
Total                   2,894    $265,503,110     100.00%      9.86%      569      $91,743      79.9%     52
==================== ========== ============== =========== ========== ========== ========== ========= ===========


                                         DISTRIBUTION BY PROPERTY TYPE


                     NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                     OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
                     MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
  PROPERTY TYPE       LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
  -------------       -----     -----------    -------     ------      -----     -------     ---     --------
Single Family          2,337    $226,322,953     85.24%      10.08%     561       $96,843      79.8%     52
Manufactured
Housing                  298      14,108,694      5.31        5.25      688        47,345      82.3      51
2-4 Family               127      13,673,344      5.15       10.20      582       107,664      77.8      58
Condominium               84       7,708,940      2.90       10.66      556        91,773      80.9      44
Townhouse                 24       2,184,573      0.82       10.41      535        91,024      88.0      52
Mobile Home               24       1,504,606      0.57       11.52      544        62,692      75.6      43
------------------- ---------- -------------- ----------- ---------- ---------- ---------- --------- -----------
Total                  2,894    $265,503,110    100.00%       9.86%     569       $91,743      79.9%     52
=================== ========== ============== =========== ========== ========== ========== ========= ===========


                                      DISTRIBUTION BY CREDIT SCORE (FICO)

                     NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                     OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
   CREDIT SCORE      MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
     (FICO)(1)        LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
     ---------        -----     -----------    -------     ------      -----     -------     ---     --------
400 - 439               14        1,319,246      0.50%       11.17%    428       $94,232      86.4%     42
440 - 459               39        3,632,453      1.37        10.83     452        93,140      80.9      39
460 - 479              118       10,379,807      3.91        10.52     472        87,964      82.5      48
480 - 499              232       22,173,944      8.35        10.45     490        95,577      81.7      46
500 - 519              337       31,640,359     11.92        10.35     510        93,888      81.9      46
520 - 539              347       32,499,044     12.24        10.13     530        93,657      81.1      49
540 - 559              329       32,691,620     12.31        10.16     550        99,367      79.8      53
560 - 579              261       25,280,950      9.52        10.00     569        96,862      79.3      52
580 - 599              254       24,183,580      9.11         9.78     589        95,211      78.8      57
600 - 619              193       19,294,041      7.27        10.19     609        99,969      82.1      53
620 - 639              181       17,169,742      6.47         9.63     629        94,860      78.3      58
640 - 659              138       13,256,533      4.99         9.12     650        96,062      76.3      58
660 - 679              109        9,634,521      3.63         9.34     669        88,390      74.8      58
680 - 699               86        6,235,467      2.35         7.89     690        72,505      79.7      58
700 - 719               52        3,586,356      1.35         6.73     707        68,968      77.9      55
720 - 739               48        3,291,791      1.24         7.15     729        68,579      78.1      58
740 & Above             99        4,590,103      1.73         5.98     767        46,365      75.4      56
Unknown                 57        4,643,553      1.75         9.95    N/A         81,466      75.7      62
------------------ ----------- ------------- ----------- ---------- ----------- ---------- --------- ----------
Total                2,894     $265,503,110    100.00%        9.86%    569       $91,743      79.9%     52
================== =========== ============= =========== ========== =========== ========== ========= ==========

(1) The FICO scores for 95.2% of the Mortgage Loans were obtained in August 2002, 4.8% were obtained in June 2002.

DRAFT


                              DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

                     NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                     OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
     ORIGINAL        MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
 MONTHS TO MATURITY   LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 ------------------   -----     -----------    -------     ------      -----     -------     ---     --------
0 - 120 Months          31         1,766,915      0.67%       9.82%     569      $56,997       62.3%     42
121 - 180 Months       646        53,286,172     20.07        9.95      577       82,486       73.2      64
181 - 240 Months       135         8,901,290      3.35       10.05      585       65,935       76.6      57
241 - 300 Months        42         2,750,815      1.04        9.82      562       65,496       79.3      53
301 - 360 Months     2,040       198,797,918     74.88        9.82      566       97,450       82.0      49
------------------ ----------- ------------- ----------- ---------- ----------- ---------- --------- ----------
Total                2,894      $265,503,110    100.00%       9.86%     569      $91,743       79.9%     52
================== =========== ============= =========== ========== =========== ========== ========= ==========



                                   DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                     NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                     OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
     REMAINING       MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
 MONTHS TO MATURITY   LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 ------------------   -----     -----------    -------     ------      -----     -------     ---     --------
1 - 6 Months             1     $      1,083       0.00%       9.02%     637     $  1,083        6.3%    175
7 - 12 Months            2           26,068       0.01       11.76      599       13,034       19.4     106
13 - 24 Months           2           22,860       0.01       12.18      586       11,430       20.9      93
25 - 36 Months           9          294,011       0.11       12.00      619       32,668       25.9     138
37 - 48 Months           6          363,073       0.14       10.62      613       60,512       60.7     111
49 - 60 Months          13          889,693       0.34        8.09      589       68,438       63.8     119
61 - 72 Months          34        2,373,396       0.89        8.20      589       69,806       60.7     102
73 - 84 Months          48        4,415,364       1.66        8.50      592       91,987       67.7      94
85 - 96 Months          59        5,020,051       1.89        9.47      604       85,086       64.8      88
97 - 108 Months         72        6,829,751       2.57        9.35      600       94,858       64.6      75
109 - 120 Months       101        8,351,435       3.15        9.84      584       82,687       73.9      65
121 - 180 Months       385       29,821,437      11.23       10.64      561       77,458       78.4      48
181 - 240 Months       106        7,581,483       2.86        9.72      580       71,523       76.9      60
241 - 300 Months       310       30,432,731      11.46        9.03      585       98,170       75.1      76
301 - 360 Months     1,746      169,080,673      63.68        9.97      562       96,839       83.4      43
------------------ ----------- ------------- ----------- ---------- ----------- ---------- --------- ----------
Total                2,894     $265,503,110     100.00%       9.86%     569      $91,743       79.9%     52
================== =========== ============= =========== ========== =========== ========== ========= ==========


                               DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                     NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                     OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
     CURRENT         MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
 PRINCIPAL BALANCE    LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 -----------------    -----     -----------    -------     ------      -----     -------     ---     --------
$0 - $25,000            67     $  1,249,899       0.47%       8.75%    647       $ 18,655     63.0%     60
$25,001 - $50,000      369       14,823,263       5.58        8.84     609         40,171     73.5      54
$50,001 - $75,000      941       58,476,340      22.02        9.91     567         62,143     77.6      54
$75,001 - $100,000     583       50,328,203      18.96        9.91     565         86,326     79.8      53
$100,001 - $125,000    389       43,637,461      16.44       10.08     567        112,179     81.2      52
$125,001 - $150,000    218       29,672,731      11.18        9.83     568        136,113     81.5      53
$150,001 - $175,000    122       19,627,505       7.39       10.13     556        160,881     82.2      49
$175,001 - $200,000     71       13,264,726       5.00        9.82     571        186,827     83.0      52
$200,001 - $225,000     41        8,695,073       3.27        9.94     561        212,075     86.2      51
$225,001 - $250,000     32        7,605,699       2.86        9.87     556        237,678     80.5      46
$250,001 - $275,000     22        5,765,000       2.17        9.38     579        262,045     82.0      48
$275,001 - $300,000     18        5,252,293       1.98        9.95     569        291,794     78.1      44
$300,001 - $350,000     14        4,448,539       1.68        9.88     562        317,753     83.0      54
$350,001 - $400,000      5        1,805,194       0.68        8.84     560        361,039     73.2      62
$400,001 - $450,000      2          851,186       0.32        9.84     546        425,593     85.7      45
------------------ ----------- ------------- ----------- ---------- ----------- ---------- --------- ----------
Total                2,894     $265,503,110     100.00%       9.86%    569       $ 91,743     79.9%     52
================== =========== ============= =========== ========== =========== ========== ========= ==========

DRAFT


                  THE GROUP I - ADJUSTABLE RATE MORTGAGE LOANS

Scheduled Principal Balance:                                     $138,900,885
Number of Mortgage Loans:                                               1,467
Average Scheduled Principal Balance:                                  $94,684
Weighted Average Gross Coupon:                                          9.33%
Weighted Average Net Coupon:                                            8.78%
Weighted Average Gross Margin:                                          5.70%
Weighted Average Net Margin:                                            5.15%
Weighted Average Next Adjustment Rate Cap:                              1.45%
Weighted Average Periodic Rate Cap:                                     1.34%
Weighted Average Life Cap:                                              6.33%
Weighted Average Gross Maximum Lifetime Rate:                          16.17%
Weighted Average Months to Roll:                                            4
Weighted Average Stated Remaining Term (months):                          294
Weighted Average Seasoning (months):                                       52
Weighted Average Current LTV Ratio:                                     80.6%
Weighted Average FICO Score (1):                                          571

(1) The FICO scores for 90.9% of the Mortgage Loans were obtained in August 2002, 9.1% were obtained in June 2002.


                                    DISTRIBUTION BY GROSS COUPON


                  NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                  OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
                  MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
 GROSS COUPON      LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 ------------      -----     -----------    -------     ------      -----     -------     ---     --------
Below 3.00%         31     $  1,979,542       1.43%      2.61%     709       $63,856     78.1%     48
3.00% - 3.49%       26        1,514,209       1.09       3.19      685        58,239     79.8      51
3.50% - 3.99%       35        1,697,965       1.22       3.68      698        48,513     81.0      50
4.00% - 4.49%       30        1,342,834       0.97       4.21      714        44,761     82.6      58
4.50% - 4.99%       23        1,130,667       0.81       4.73      684        49,159     83.1      54
5.00% - 5.49%       37        2,660,880       1.92       5.19      623        71,916     80.9      56
5.50% - 5.99%       30        2,208,731       1.59       5.67      616        73,624     75.6      71
6.00% - 6.49%       44        3,474,857       2.50       6.18      626        78,974     75.8      73
6.50% - 6.99%       48        3,686,471       2.65       6.66      614        76,801     69.8      82
7.00% - 7.49%       42        3,658,297       2.63       7.18      589        87,102     74.2      84
7.50% - 7.99%       56        4,647,300       3.35       7.76      595        82,988     70.9      78
8.00% - 8.49%       71        6,903,846       4.97       8.21      581        97,237     78.8      67
8.50% - 8.99%       91        9,799,773       7.06       8.77      561       107,690     77.1      54
9.00% - 9.49%       87        9,059,407       6.52       9.26      562       104,131     77.4      57
9.50% - 9.99%      214       24,456,077      17.61       9.77      559       114,281     80.4      49
10.00% -
10.49%             143       14,762,099      10.63      10.24      548       103,231     83.0      47
10.50% -
10.99%             198       20,509,057      14.77      10.75      554       103,581     84.4      42
11.00% -
11.49%              97        9,906,409       7.13      11.21      546       102,128     85.9      40
11.50% -
11.99%             102       10,092,533       7.27      11.71      540        98,946     84.0      40
12.00% -
12.49%              32        3,044,887       2.19      12.19      545        95,153     85.8      37
12.50% -
12.99%              21        1,740,697       1.25      12.78      554        82,890     85.5      36
13.00% -
13.49%               7          541,604       0.39      13.27      507        77,372     61.5      69
13.50% -
13.99%               2           82,744       0.06      13.63      556        41,372     70.2      37
--------------- --------- -------------- ----------- ---------- ---------- ---------- --------- -----------
Total            1,467     $138,900,885     100.00%      9.33%     571       $94,684     80.6%     52
=============== ========= ============== =========== ========== ========== ========== ========= ===========

DRAFT


                                      DISTRIBUTION BY PERIODIC CAP

                  NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                  OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
                  MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
 PERIODIC CAP      LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 ------------      -----     -----------    -------     ------      -----     -------     ---     --------
0.00%               5     $    309,144       0.22%      9.85%       634    $ 61,829       64.7%    110
1.00%             821       88,962,310      64.05       9.87        557     108,358       81.4      49
1.50%             178       18,908,644      13.61       9.85        559     106,228       80.7      50
2.00%             386       23,162,655      16.68       6.40        647      60,007       76.5      70
3.00%              76        7,429,921       5.35      10.70        523      97,762       84.0      33
5.00%               1          128,212       0.09       6.63        708     128,212       78.7      15
------------- ----------- ------------- ----------- ----------- ---------- ---------- --------- -----------
Total           1,467     $138,900,885     100.00%      9.33%       571    $ 94,684       80.6%     52
============= =========== ============= =========== =========== ========== ========== ========= ===========


                                   DISTRIBUTION BY MONTHS TO RATE RESET

                 NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                 OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
 MONTHS TO       MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
 RATE RESET       LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 ----------       -----     -----------    -------     ------      -----     -------     ---     --------
0 Months          132     $ 13,582,135       9.78%      9.89%       560    $102,895       80.8%     50
1 - 12 Months   1,324      124,588,524      89.70       9.27        572      94,100       80.6      52
13 - 24 Months      7          432,366       0.31      10.14        581      61,767       80.9      51
25 - 36 Months      3          169,649       0.12      12.64        581      56,550       33.9     151
37 - 48 Months      1          128,212       0.09       6.63        708     128,212       78.7      15
------------- ----------- ------------- ----------- ----------- ---------- ---------- --------- -----------
Total           1,467     $138,900,885     100.00%      9.33%       571    $ 94,684       80.6%     52
============= =========== ============= =========== =========== ========== ========== ========= ===========


                                   DISTRIBUTION BY LIFE MAXIMUM RATE

                 NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                 OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
 LIFE MAXIMUM    MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
     RATE         LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 ----------       -----     -----------    -------     ------      -----     -------     ---     --------
9.50% - 9.99%         4    $    330,770        0.24%       3.17%    719       $82,693     66.5%      47
10.00% - 10.49%      10         786,065        0.57        3.28     682        78,607     64.3       48
10.50% - 10.99%      14       1,070,258        0.77        3.53     687        76,447     83.1       52
11.00% - 11.49%      37       1,926,065        1.39        3.34     705        52,056     80.0       50
11.50% - 11.99%      51       2,621,058        1.89        4.37     696        51,393     85.1       50
12.00% - 12.49%      31       1,470,155        1.06        5.14     687        47,424     79.9       60
12.50% - 12.99%      50       2,934,417        2.11        6.29     635        58,688     80.8       68
13.00% - 13.49%      34       1,942,546        1.40        7.13     654        57,134     76.1       75
13.50% - 13.99%      35       1,989,736        1.43        7.45     637        56,850     74.3       69
14.00% - 14.49%      53       4,428,990        3.19        7.57     594        83,566     74.3       77
14.50% - 14.99%      83       8,773,208        6.32        8.12     580       105,701     73.8       65
15.00% - 15.49%      85       8,403,505        6.05        8.33     570        98,865     74.9       67
15.50% - 15.99%     171      20,383,150       14.67        9.13     561       119,200     79.6       54
16.00% - 16.99%     333      35,300,743       25.41        9.85     553       106,008     81.5       50
17.00% - 17.99%     288      29,034,565       20.90       10.57     559       100,814     84.5       44
18.00% - 18.99%     134      13,177,717        9.49       11.42     547        98,341     83.2       40
19.00% - 20.99%      38       3,333,420        2.40       11.40     528        87,722     82.6       37
21.00% - 21.99%      11         840,619        0.61       11.98     515        76,420     73.0       54
22.00% - 22.99%       1          52,070        0.04       12.35     575        52,070     77.7       27
23.00% - 23.99%       2          56,356        0.04       13.40     577        28,178     86.2       28
24.00% - 24.99%       1          44,388        0.03       12.90     520        44,388     79.3       33
26.00% - 26.99%       1           1,083        0.00        9.02     637         1,083      6.3      175
--------------- ---------- -------------- ----------- ---------- ----------- --------- ---------- -----------
Total             1,467    $138,900,885      100.00%       9.33%    571       $94,684     80.6%      52
=============== ========== ============== =========== ========== =========== ========= ========== ===========

DRAFT


                                         DISTRIBUTION BY MARGIN

                   NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                   OF          PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
                   MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
 MARGIN             LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 ------             -----     -----------    -------     ------      -----     -------     ---     --------
(1.25%) - 0.00%      13      $ 1,062,428       0.76%       2.81%      692      $81,725      64.4%      47
 0.00%               10          776,276       0.56        4.33       677       77,628      86.8       54
0.25%-0.49%           4          265,151       0.19        3.74       682       66,288      69.7       47
0.50%-0.99%          39        2,075,833       1.49        3.28       696       53,226      81.1       51
1.00%-1.49%          40        1,930,016       1.39        4.19       701       48,250      84.4       51
1.50%-1.99%          32        1,459,368       1.05        4.41       701       45,605      84.8       51
2.00%-2.49%          30        1,590,672       1.15        4.88       678       53,022      80.1       58
2.50%-2.99%          33        2,671,290       1.92        5.71       620       80,948      78.9       71
3.00%-3.49%          34        2,987,519       2.15        6.46       607       87,868      74.1       79
3.50%-3.99%          38        3,036,126       2.19        6.98       607       79,898      70.7       74
4.00%-4.49%          60        4,870,944       3.51        7.55       599       81,182      77.4       75
4.50%-4.99%         100        8,561,205       6.16        8.04       586       85,612      72.2       81
5.00%-5.49%         107       11,940,607       8.60        9.03       556      111,594      77.7       59
5.50%-5.99%         182       19,180,303      13.81        9.52       562      105,386      81.4       50
6.00%-6.49%         204       20,814,852      14.99       10.00       561      102,034      82.6       50
6.50%-6.99%         265       27,660,552      19.91       10.38       552      104,379      81.8       43
7.00%-7.49%         162       16,720,989      12.04       11.00       542      103,216      83.8       41
7.50%-7.99%          79        7,722,671       5.56       11.11       546       97,755      81.9       43
8.00%-8.49%          23        2,380,176       1.71       11.77       567      103,486      85.3       35
8.50%-8.99%           9          919,962       0.66       12.59       551      102,218      90.9       34
9.00%-9.49%           2          229,557       0.17       12.11       531      114,779      80.3       76
9.50%-9.99%           1           44,388       0.03       12.90       520       44,388      79.3       33
--------------- ----------- ------------- ------------ ---------- ----------- --------- ---------- ---------
Total             1,467     $138,900,885     100.00%       9.33%      571      $94,684      80.6%      52
=============== =========== ============= ============ ========== =========== ========= ========== =========


                                   DISTRIBUTION BY CURRENT PRODUCT TYPE

                    NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                      OF        PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
 CURRENT PRODUCT    MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
      TYPE           LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
      ----           -----     -----------    -------     ------      -----     -------     ---     --------
6 - Month LIBOR (1)     818    $86,384,331       62.19%    10.19%      552      $105,604    82.8%     44
1 Year Treasury         356     20,245,288       14.58      5.96       658        56,869    78.0      67
6 - Month CMT           160     18,744,332       13.49      8.15       579       117,152    72.8      82
3/27 LIBOR(2)            97      9,942,774        7.16     10.87       543       102,503    84.6      32
2/28 LIBOR(2)             8      1,011,202        0.73     10.43       515       126,400    85.6      22
Other ARM                28      2,572,957        1.85      9.19       582        91,891    67.3      86
------------------- --------- ------------- ----------- ---------- ----------- --------- --------- -----------
Total                 1,467   $138,900,885      100.00%     9.33%      571       $94,684    80.6%     52
=================== ========= ============= =========== ========== =========== ========= ========= ===========

(1) 81.6% of the Mortgage Loans in the 6-Month LIBOR ARM category were originally in the 2/28 LIBOR ARM or 3/27 LIBOR ARM categories.
(2) All of the Mortgage Loans in the 2/28 LIBOR ARM and 3/27 LIBOR ARM categories adjust using the 6-month LIBOR the index after the initial adjustment date.




                                  DISTRIBUTION BY AMORTIZATION TYPE

                    NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                      OF        PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
 AMORTIZATION       MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
    TYPE             LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
    ----             -----     -----------    -------     ------      -----     -------     ---     --------
Full Amortization     1,383   $130,458,144       93.92%     9.43%      569     $  94,330    81.3%     49
Balloon                  84      8,442,741        6.08      7.77       593       100,509    68.8     101
------------------- --------- ------------- ----------- ---------- ----------- --------- --------- -----------
Total                 1,467   $138,900,885      100.00%     9.33%      571     $  94,684    80.6%     52
=================== ========= ============= =========== ========== =========== ========= ========= ===========

DRAFT


                                            DISTRIBUTION BY ZIP CODES

                  NUMBER      AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                    OF        PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
                  MORTGAGE     BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
 ZIP CODES         LOANS     OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 ---------         -----     -----------    -------     ------      -----     -------     ---     --------
94112               2         $660,953      0.48%      10.26%      450      $330,477      88.8%     72
76063               2          503,879      0.36       10.74       546       251,940      88.3      40
90043               3          503,369      0.36        9.48       580       167,790      73.3      51
08889               1          428,814      0.31        9.50       555       428,814      82.5      59
90008               2          419,390      0.30       10.16       610       209,695      76.0      70
28358               2          416,906      0.30        9.53       522       208,453      59.0      55
60643               5          407,191      0.29        9.45       572        81,438      79.1      51
27587               2          404,029      0.29       10.43       540       202,015      88.0      41
92630               2          394,359      0.28        8.99       586       197,180      75.6      59
27704               3          382,082      0.28       10.37       577       127,361      85.0      41
All Others      1,443      134,379,911     96.75        9.31       571        93,125      80.6      52
------------- ----------- ------------- ----------- ----------- ---------- ---------- --------- -----------
Total           1,467     $138,900,885    100.00%       9.33%      571       $94,684      80.6%     52
============= =========== ============= =========== =========== ========== ========== ========= ===========


                                       DISTRIBUTION BY STATE

                       NUMBER     AGGREGATE                 WEIGHTED   WEIGHTED              WEIGHTED WEIGHTED
                         OF       PRINCIPAL     AGGREGATE   AVERAGE    AVERAGE    AVERAGE    AVERAGE  AVERAGE
                       MORTGAGE    BALANCE      PRINCIPAL   GROSS       FICO      PRINCIPAL  CURRENT  LOAN AGE
 STATE                  LOANS    OUTSTANDING    BALANCE     COUPON      SCORE     BALANCE     LTV     (MONTHS)
 -----                  -----    -----------    -------     ------      -----     -------     ---     --------
Southern California (1)  130   $ 16,860,298     12.14%      8.91%        581      $129,695    76.9%     65
Florida                  177     12,674,888      9.13       8.43         597        71,610    83.6      46
Texas                    135     11,805,738      8.50      10.20         560        87,450    84.2      45
Northern California (1)   64      8,594,747      6.19       9.05         575       134,293    72.0      73
North Carolina            96      8,193,796      5.90       9.20         578        85,352    83.5      45
Illinois                  71      7,631,788      5.49       9.84         537       107,490    79.6      48
Georgia                   79      6,243,085      4.49       9.43         580        79,026    82.7      51
Michigan                  56      5,554,008      4.00      10.15         550        99,179    80.8      47
Ohio                      67      5,533,639      3.98      10.01         545        82,592    83.0      40
Washington                37      4,362,202      3.14       9.77         584       117,897    78.5      49
All Others (2)           555     51,446,697     37.04       9.27         569        92,697    81.0      51
----------------------------------------------------------------------------------------------------------
Total                  1,467   $138,900,885    100.00%      9.33%        571     $  94,684    80.6%     52
==========================================================================================================

(1) All Mortgage Loans in California zip codes less than 93601 are included in the Southern California category. The remaining California zip codes are included in the Northern California category.
(2)      Includes states with less than 3% concentration by principal balance.




                               DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO

                   NUMBER     AGGREGATE                 WEIGHTED  WEIGHTED               WEIGHTED WEIGHTED
                     OF       PRINCIPAL     AGGREGATE   AVERAGE   AVERAGE    AVERAGE     AVERAGE  AVERAGE
                   MORTGAGE    BALANCE      PRINCIPAL   GROSS      FICO      PRINCIPAL   CURRENT  LOAN AGE
 STATE              LOANS    OUTSTANDING    BALANCE     COUPON     SCORE     BALANCE      LTV     (MONTHS)
 -----              -----    -----------    -------     ------     -----     -------      ---     --------
Below 40.00%         33    $ 2,028,781       1.46%      8.01%      609      $61,478       28.2%    94
40.01% - 50.00%      26      1,852,817       1.33       8.40       603       71,262       45.3     79
50.01% - 60.00%      50      4,640,338       3.34       8.66       581       92,807       55.1     77
60.01% - 70.00%     140     12,307,328       8.86       9.24       577       87,909       66.1     70
70.01% - 80.00%     447     44,219,033      31.83       9.08       565       98,924       76.2     52
80.01% - 85.00%     229     21,495,093      15.48       9.39       569       93,865       83.1     47
85.01% - 90.00%     269     26,027,564      18.74       9.56       567       96,757       87.8     48
90.01% - 95.00%     130     10,918,883       7.86       8.56       583       83,991       92.9     45
95.01% - 100.00%    134     14,308,523      10.30      10.80       569      106,780       98.2     39
100.01% - 110.00%     7        570,654       0.41      10.14       542       81,522      104.4     44
110.01% - 120.00%     1        230,575       0.17       8.00       639      230,575      118.9     54
120.01% - 125.00%     1        301,296       0.22       8.11       596      301,296      123.0     58
---------------- -------- ------------- ----------- ----------- ---------- ---------- --------- -----------
Total             1,467   $138,900,885     100.00%      9.33%      571      $94,684       80.6%    52
================ ======== ============= =========== =========== ========== ========== ========= ===========

DRAFT


                                      DISTRIBUTION BY OCCUPANCY STATUS

                      NUMBER      AGGREGATE                  WEIGHTED  WEIGHTED                WEIGHTED WEIGHTED
                        OF        PRINCIPAL      AGGREGATE   AVERAGE   AVERAGE     AVERAGE     AVERAGE  AVERAGE
                      MORTGAGE     BALANCE       PRINCIPAL   GROSS      FICO       PRINCIPAL   CURRENT  LOAN AGE
 OCCUPANCY STATUS      LOANS     OUTSTANDING     BALANCE     COUPON     SCORE      BALANCE      LTV     (MONTHS)
 ----------------      -----     -----------     -------     ------     -----      -------      ---     --------
Owner Occupied         1,417     $134,307,848     96.69%      9.31%      571       $94,783      80.9%     52
Non-Owner Occupied        37        3,266,540      2.35      10.05       555        88,285      70.0      50
Second Home               13        1,326,497      0.95       9.28       556       102,038      75.3      58
------------------- ----------- ------------- ----------- ---------- ----------- ---------- --------- ----------
Total                  1,467     $138,900,885    100.00%      9.33%      571       $94,684      80.6%     52
=================== =========== ============= =========== ========== =========== ========== ========= ==========


                                          DISTRIBUTION BY PROPERTY TYPE

                         NUMBER      AGGREGATE                  WEIGHTED  WEIGHTED                WEIGHTED WEIGHTED
                           OF        PRINCIPAL      AGGREGATE   AVERAGE   AVERAGE     AVERAGE     AVERAGE  AVERAGE
                        MORTGAGE     BALANCE       PRINCIPAL   GROSS      FICO       PRINCIPAL   CURRENT  LOAN AGE
 PROPERTY TYPE           LOANS     OUTSTANDING     BALANCE     COUPON     SCORE      BALANCE      LTV     (MONTHS)
 -------------           -----     -----------     -------     ------     -----      -------      ---     --------
Single Family             1,086    $116,414,125     83.81%       9.76%     558      $107,195      80.4%     52
Manufactured Housing        288      13,514,957      9.73        5.07      692        46,927      82.5      52
2-4 Family                   36       3,585,344      2.58        9.64      570        99,593      75.9      60
Condominium                  38       3,579,519      2.58       10.53      551        94,198      81.4      41
Townhouse                    13       1,363,795      0.98       10.06      531       104,907      89.8      58
Mobile Home                   6         443,145      0.32       11.77      545        73,858      75.9      36
---------------------- ---------- -------------- ----------- ---------- ---------- ---------- --------- -----------
Total                     1,467    $138,900,885    100.00%       9.33%     571      $ 94,684      80.6%     52
====================== ========== ============== =========== ========== ========== ========== ========= ===========


                                      DISTRIBUTION BY CREDIT SCORE (FICO)

                       NUMBER      AGGREGATE                 WEIGHTED  WEIGHTED               WEIGHTED WEIGHTED
                         OF        PRINCIPAL     AGGREGATE   AVERAGE   AVERAGE   AVERAGE      AVERAGE  AVERAGE
 CREDIT SCORE         MORTGAGE     BALANCE       PRINCIPAL   GROSS      FICO     PRINCIPAL    CURRENT  LOAN AGE
   (FICO)(1)           LOANS     OUTSTANDING     BALANCE     COUPON     SCORE    BALANCE       LTV     (MONTHS)
   ---------           -----     -----------     -------     ------     -----    -------       ---     --------
400 - 439                6        $716,159        0.52%      10.82%     427     $119,360       83.2%    43
440 - 459               14       1,378,813        0.99       10.78      453       98,487       85.0     36
460 - 479               55       5,420,766        3.90       10.08      472       98,559       82.9     48
480 - 499              121      12,514,826        9.01       10.22      490      103,428       81.8     45
500 - 519              161      16,980,306       12.22       10.18      510      105,468       82.2     44
520 - 539              153      16,326,068       11.75        9.73      530      106,706       81.5     49
540 - 559              160      17,250,712       12.42        9.86      549      107,817       80.1     52
560 - 579              120      12,651,183        9.11        9.66      569      105,427       78.9     53
580 - 599              127      12,844,859        9.25        9.25      589      101,141       79.0     58
600 - 619               90       9,331,661        6.72        9.71      609      103,685       81.9     55
620 - 639               94       9,541,487        6.87        9.20      629      101,505       79.6     59
640 - 659               77       6,565,164        4.73        8.26      650       85,262       79.0     59
660 - 679               53       4,422,297        3.18        8.48      670       83,440       78.9     58
680 - 699               57       3,500,774        2.52        6.11      691       61,417       81.2     56
700 - 719               38       2,366,426        1.70        5.34      709       62,274       80.0     58
720 - 739               39       2,268,455        1.63        6.39      728       58,166       78.6     62
740 & Above             85       3,358,256        2.42        4.91      767       39,509       81.0     52
Unknown                 17       1,462,674        1.05        8.87      N/A       86,040       73.4     65
------------------ ---------- -------------- ----------- ---------- ---------- ----------- -------- -----------
Total                1,467    $138,900,885      100.00%       9.33%     571      $94,684       80.6%    52
================== ========== ============== =========== ========== ========== =========== ======== ===========

(1) The FICO scores for 90.9% of the Mortgage Loans were obtained in August 2002, 9.1% were obtained in June 2002.

DRAFT


                                DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

                       NUMBER      AGGREGATE                 WEIGHTED  WEIGHTED               WEIGHTED WEIGHTED
                         OF        PRINCIPAL     AGGREGATE   AVERAGE   AVERAGE   AVERAGE      AVERAGE  AVERAGE
    ORIGINAL          MORTGAGE     BALANCE       PRINCIPAL   GROSS      FICO     PRINCIPAL    CURRENT  LOAN AGE
MONTHS TO MATURITY     LOANS     OUTSTANDING     BALANCE     COUPON     SCORE    BALANCE       LTV     (MONTHS)
------------------     -----     -----------     -------     ------     -----    -------       ---     --------
0 - 120 Months           4     $    121,467        0.09%       9.56%     527      $30,367      75.9%    42
121 - 180 Months       113        9,659,302        6.95        7.84      598       85,481      66.8     98
181 - 240 Months        34          974,869        0.70        5.85      702       28,673      79.2     61
241 - 300 Months        12          542,387        0.39        4.73      664       45,199      76.9     43
301 - 360 Months     1,304      127,602,860       91.87        9.49      567       97,855      81.7     49
------------------ ---------- --------------- ----------- ---------- ---------- ---------- -------- -----------
Total                1,467     $138,900,885      100.00%       9.33%     571      $94,684      80.6%    52
================== ========== =============== =========== ========== ========== ========== ======== ===========


                                   DISTRIBUTION BY REMAINING MONTHS TO MATURITY

                       NUMBER      AGGREGATE                 WEIGHTED  WEIGHTED              WEIGHTED WEIGHTED
    REMAINING            OF        PRINCIPAL     AGGREGATE   AVERAGE   AVERAGE   AVERAGE     AVERAGE  AVERAGE
    MONTHS TO         MORTGAGE     BALANCE       PRINCIPAL   GROSS      FICO     PRINCIPAL   CURRENT  LOAN AGE
     MATURITY          LOANS     OUTSTANDING     BALANCE     COUPON     SCORE    BALANCE      LTV     (MONTHS)
     --------          -----     -----------     -------     ------     -----    -------      ---     --------
1 - 6 Months              1    $      1,083        0.00%       9.02%    637     $  1,083      6.3%    175
13 - 24 Months            1           1,647        0.00        8.00     700        1,647      16.5     61
25 - 36 Months            6         205,200        0.15       12.64     585       34,200      31.6    156
37 - 48 Months            1         133,884        0.10        8.25     684      133,884      64.8    133
49 - 60 Months            9         729,665        0.53        7.31     582       81,074      65.1    124
61 - 72 Months           22       1,840,768        1.33        7.65     596       83,671      62.2    112
73 - 84 Months           34       3,502,623        2.52        7.86     601      103,018      68.7     99
85 - 96 Months           18       1,828,316        1.32        8.15     592      101,573      68.0     91
97 - 108 Months           6         456,473        0.33        6.33     554       76,079      72.7     79
109 - 120 Months          9         711,389        0.51        7.72     604       79,043      71.4     64
121 - 180 Months         25         887,823        0.64        7.48     643       35,513      72.7     85
181 - 240 Months         29         995,990        0.72        5.98     680       34,344      70.2     81
241 - 300 Months        203      20,460,582       14.73        8.43     585      100,791      74.6     78
301 - 360 Months      1,103     107,145,443       77.14        9.68     564       97,140      83.1     42
------------------ ---------- --------------- ----------- --------- ----------- ---------- -------- -----------
Total                 1,467    $138,900,885      100.00%       9.33%    571     $ 94,684      80.6%    52
================== ========== =============== =========== ========= =========== ========== ======== ===========


                                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                       NUMBER      AGGREGATE                 WEIGHTED  WEIGHTED              WEIGHTED WEIGHTED
                         OF        PRINCIPAL     AGGREGATE   AVERAGE   AVERAGE   AVERAGE     AVERAGE  AVERAGE
      CURRENT         MORTGAGE     BALANCE       PRINCIPAL   GROSS      FICO     PRINCIPAL   CURRENT  LOAN AGE
 PRINCIPAL BALANCE     LOANS     OUTSTANDING     BALANCE     COUPON     SCORE    BALANCE      LTV     (MONTHS)
 -----------------     -----     -----------     -------     ------     -----    -------      ---     --------
$0 - $25,000             40    $    749,475       0.54%       6.65%     721     $  18,737      71.4%    62
$25,001 - $50,000       192       7,449,472       5.36        6.84      659        38,799      80.7     55
$50,001 - $75,000       416      25,920,882      18.66        9.01      577        62,310      78.3     54
$75,001 - $100,000      312      26,977,659      19.42        9.44      565        86,467      79.6     53
$100,001 - $125,000     204      22,913,714      16.50        9.77      561       112,322      81.0     51
$125,001 - $150,000     112      15,222,708      10.96        9.23      569       135,917      80.0     53
$150,001 - $175,000      65      10,439,431       7.52        9.88      553       160,607      82.6     50
$175,001 - $200,000      48       9,045,539       6.51        9.81      579       188,449      83.0     50
$200,001 - $225,000      23       4,875,315       3.51        9.75      543       211,970      87.5     47
$225,001 - $250,000      17       4,005,900       2.88        9.66      555       235,641      82.3     46
$250,001 - $275,000      13       3,389,499       2.44        9.36      550       260,731      82.1     46
$275,001 - $300,000      12       3,495,197       2.52       10.02      555       291,266      79.5     42
$300,001 - $350,000       8       2,548,918       1.84        9.75      550       318,615      84.2     54
$350,001 - $400,000       4       1,438,361       1.04        9.37      538       359,590      78.2     74
$400,001 - $450,000       1         428,814       0.31        9.50      555       428,814      82.5     59
------------------ ----------- ------------- ----------- ---------- ----------- ---------- --------- ----------
Total                 1,467    $138,900,885     100.00%       9.33%     571     $  94,684      80.6%    52
================== =========== ============= =========== ========== =========== ========== ========= ==========

DRAFT


                    THE GROUP II - FIXED-RATE MORTGAGE LOANS

Scheduled Principal Balance:                               $126,602,225
Number of Mortgage Loans:                                         1,427
Average Scheduled Principal Balance:                            $88,719
Weighted Average Gross Coupon:                                   10.43%
Weighted Average Net Coupon:                                      9.93%
Weighted Average Stated Remaining Term (months):                    234
Weighted Average Seasoning (months):                                 52
Weighted Average Current LTV Ratio:                               79.2%
Weighted Average FICO Score (1):                                    566

(1) The FICO scores for 99.9% of the Mortgage Loans were obtained in August 2002, 0.1% were obtained in June 2002.

DRAFT


                                    DISTRIBUTION BY GROSS COUPON


                     NUMBER     AGGREGATE                  WEIGHTED  WEIGHTED              WEIGHTED  WEIGHTED
                       OF       PRINCIPAL     AGGREGATE    AVERAGE   AVERAGE     AVERAGE    AVERAGE  AVERAGE
      CURRENT       MORTGAGE    BALANCE       PRINCIPAL    GROSS      FICO       PRINCIPAL  CURRENT  LOAN AGE
 PRINCIPAL BALANCE   LOANS    OUTSTANDING     BALANCE      COUPON     SCORE      BALANCE     LTV     (MONTHS)
 -----------------   -----    -----------     -------      ------     -----      -------     ---     --------
 Below 3.00%           1     $     50,568       0.04%        2.92%      730      $50,568     83.8%      53
 4.00% - 4.49%         2           86,654       0.07         4.13       588       43,327     79.7       47
 4.50% - 4.99%         1           35,212       0.03         4.67       703       35,212     85.2       52
 6.00% - 6.49%         2          111,697       0.09         6.19       654       55,848     54.0       88
 6.50% - 6.99%         5          823,033       0.65         6.67       693      164,607     62.2       23
 7.00% - 7.49%         5          259,758       0.21         7.21       629       51,952     66.6       47
 7.50% - 7.99%        26        2,535,158       2.00         7.82       608       97,506     63.4       56
 8.00% - 8.49%        35        3,219,516       2.54         8.23       585       91,986     66.0       60
 8.50% - 8.99%       135       12,575,284       9.93         8.79       589       93,150     72.2       60
 9.00% - 9.49%        81        8,498,414       6.71         9.27       557      104,919     73.2       56
 9.50% - 9.99%       226       22,401,412      17.69         9.79       573       99,121     80.2       56
 10.00% -10.49%      157       15,023,668      11.87        10.27       565       95,692     80.4       52
 10.50% -10.99%      273       23,733,523      18.75        10.78       559       86,936     83.0       51
 11.00% -11.49%      117        9,883,940       7.81        11.25       553       84,478     84.1       46
 11.50% -11.99%      172       14,410,991      11.38        11.75       554       83,785     82.8       49
 12.00% -12.49%       65        4,956,010       3.91        12.27       552       76,246     84.6       42
 12.50% -12.99%       62        4,689,695       3.70        12.78       556       75,640     78.7       52
 13.00% -13.49%       23        1,360,077       1.07        13.23       568       59,134     77.7       40
 13.50% -13.99%       19          907,092       0.72        13.74       536       47,742     68.3       62
 14.00% -14.49%        7          351,402       0.28        14.28       546       50,200     79.3       47
 14.50% -14.99%       11          651,524       0.51        14.75       535       59,229     74.0       50
 15.50% -15.99%        2           37,598       0.03        15.63       536       18,799     14.2       62
----------------- --------- -------------- ------------ --------- ----------- ---------- ---------- ---------
 Total             1,427     $126,602,225     100.00%       10.43%      566      $88,719     79.2%      52
================= ========= ============== ============ ========= =========== ========== ========== =========

DRAFT


                                   DISTRIBUTION BY AMORTIZATION TYPE

                     NUMBER      AGGREGATE                  WEIGHTED   WEIGHTED            WEIGHTED  WEIGHTED
                       OF        PRINCIPAL      AGGREGATE    AVERAGE   AVERAGE   AVERAGE   AVERAGE   AVERAGE
    AMORTIZATION    MORTGAGE     BALANCE        PRINCIPAL    GROSS      FICO     PRINCIPAL CURRENT   LOAN AGE
        TYPE         LOANS     OUTSTANDING      BALANCE      COUPON     SCORE    BALANCE     LTV     (MONTHS)
        ----         -----     -----------      -------      ------     -----    -------     ---     --------
Full Amortization    1,060     $ 92,086,590       72.74%     10.38%    565       $86,874    79.3%      51
Balloon                367       34,515,635       27.26      10.57     569        94,048    78.8       55
------------------- --------- ------------- ----------- ---------- ----------- --------- --------- -----------
Total                1,427     $126,602,225      100.00%     10.43%    566       $88,719    79.2%      52
=================== ========= ============= =========== ========== =========== ========= ========= ===========

DRAFT


                                      DISTRIBUTION BY ZIP CODES

                   NUMBER      AGGREGATE                WEIGHTED  WEIGHTED               WEIGHTED  WEIGHTED
                     OF        PRINCIPAL      AGGREGATE  AVERAGE  AVERAGE     AVERAGE    AVERAGE   AVERAGE
                  MORTGAGE     BALANCE        PRINCIPAL  GROSS     FICO      PRINCIPAL   CURRENT   LOAN AGE
 ZIP CODES         LOANS     OUTSTANDING      BALANCE    COUPON    SCORE      BALANCE      LTV     (MONTHS)
 ---------         -----     -----------      -------    ------    -----      -------      ---     --------
11234               4      $    622,662        0.49%     10.43%    643       $155,666      61.7%     68
11216               3           551,652        0.44      10.93     520        183,884      78.7      50
92592               2           498,416        0.39       8.82     528        249,208      84.7      53
10466               3           472,044        0.37      10.19     665        157,348      81.8      67
98118               1           422,372        0.33      10.18     536        422,372      89.0      30
94127               2           393,295        0.31      10.64     660        196,648      79.2      77
90047               4           392,106        0.31       9.10     537         98,026      74.7      81
20774               2           388,946        0.31      10.65     493        194,473      98.0      47
77479               3           385,484        0.30      11.09     569        128,495      82.7      47
72703               1           366,833        0.29       6.75     646        366,833      53.6      14
All Others      1,402       122,108,416       96.45      10.45     566         87,096      79.2      52
-------------- ---------- -------------- ----------- --------- ----------- ---------- ---------- -----------
Total           1,427     $126,602,225      100.00%     10.43%     566       $ 88,719      79.2%     52
============== ========== ============== =========== ========= =========== ========== ========== ===========


                                     DISTRIBUTION BY STATE

                      NUMBER      AGGREGATE                WEIGHTED   WEIGHTED                WEIGHTED  WEIGHTED
                        OF        PRINCIPAL      AGGREGATE  AVERAGE   AVERAGE     AVERAGE     AVERAGE   AVERAGE
                     MORTGAGE     BALANCE        PRINCIPAL  GROSS      FICO      PRINCIPAL    CURRENT   LOAN AGE
 STATE                LOANS     OUTSTANDING      BALANCE    COUPON     SCORE      BALANCE       LTV     (MONTHS)
 -----                -----     -----------      -------    ------     -----      -------       ---     --------
New York               145      $ 15,703,545      12.40%     10.25%     597       $108,300      74.1%      61
Florida                140        12,502,947       9.88      10.59      551         89,307      83.8       46
Southern
California (1)          83         9,758,788       7.71       9.71      566        117,576      78.9       61
North Carolina         101         7,903,679       6.24      10.75      556         78,254      84.4       46
Georgia                 69         5,942,119       4.69      10.91      555         86,118      81.5       46
Northern
California (1)          52         5,769,398       4.56      10.18      581        110,950      74.3       63
New Jersey              56         5,012,365       3.96      10.27      585         89,507      69.7       67
Illinois                48         4,677,698       3.69       9.91      567         97,452      80.2       50
Texas                   57         4,420,680       3.49      10.81      557         77,556      82.1       51
Ohio                    55         4,372,515       3.45      10.68      544         79,500      84.8       43
Pennsylvania            66         4,370,129       3.45      10.25      542         66,214      74.0       57
Michigan                49         4,160,080       3.29      10.87      547         84,900      81.6       42
All Others (2)         506        42,008,282      33.18      10.51      566         83,020      79.5       49
------------------ ----------- -------------- ----------- --------- ----------- ---------- ----------- ----------
Total                1,427      $126,602,225     100.00%     10.43%     566       $ 88,719      79.2%      52
================== =========== ============== =========== ========= =========== ========== =========== ==========

(1) All Mortgage Loans in California zip codes less than 93601 are included in the Southern California category. The remaining Mortgage Loans in California zip codes are included in the Northern California category.
(2)      Includes states with less than 3% concentration by principal balance.

DRAFT


                                DISTRIBUTION BY CURRENT LOAN TO VALUE RATIO

                    NUMBER      AGGREGATE                WEIGHTED   WEIGHTED               WEIGHTED    WEIGHTED
                     OF        PRINCIPAL      AGGREGATE  AVERAGE   AVERAGE     AVERAGE     AVERAGE     AVERAGE
 CURRENT LOAN TO   MORTGAGE     BALANCE        PRINCIPAL  GROSS      FICO      PRINCIPAL    CURRENT    LOAN AGE
   VALUE RATIO      LOANS     OUTSTANDING      BALANCE    COUPON     SCORE      BALANCE       LTV      (MONTHS)
   -----------      -----     -----------      -------    ------     -----      -------       ---      --------
Below 40.00%          59      $  3,100,906       2.45%      9.97%     605        $52,558     30.5%       68
40.01% - 50.00%       33         2,020,620       1.60      10.06      599         61,231     45.8        64
50.01% - 60.00%       84         6,030,576       4.76       9.76      592         71,793     55.4        69
60.01% - 70.00%      183        14,295,193      11.29      10.13      572         78,116     65.6        60
70.01% - 80.00%      444        40,550,809      32.03      10.20      570         91,331     76.0        53
80.01% - 85.00%      175        16,051,371      12.68      10.60      563         91,722     82.9        49
85.01% - 90.00%      205        19,234,159      15.19      10.68      551         93,825     88.0        46
90.01% - 95.00%       83         7,734,149       6.11      10.93      547         93,183     93.0        47
95.01% - 100.00%     142        15,782,717      12.47      10.96      565        111,146     97.8        46
100.01% - 110.0%      12         1,091,991       0.86      10.26      550         90,999    104.4        49
110.01% - 120.00%      6           604,086       0.48      10.77      535        100,681    114.2        57
120.01% - 125.00%      1           105,649       0.08      11.50      574        105,649    122.9        45
----------------- ---------- -------------- ----------- ---------- ----------- --------- ----------- ----------
Total              1,427      $126,602,225     100.00%     10.43%     566        $88,719     79.2%       52
================= ========== ============== =========== ========== =========== ========= =========== ==========


                                    DISTRIBUTION BY OCCUPANCY STATUS

                      NUMBER     AGGREGATE                 WEIGHTED  WEIGHTED                WEIGHTED    WEIGHTED
                       OF        PRINCIPAL      AGGREGATE  AVERAGE   AVERAGE      AVERAGE    AVERAGE     AVERAGE
                     MORTGAGE     BALANCE        PRINCIPAL  GROSS      FICO      PRINCIPAL    CURRENT    LOAN AGE
 OCCUPANCY STATUS     LOANS     OUTSTANDING      BALANCE    COUPON     SCORE      BALANCE       LTV      (MONTHS)
 ----------------     -----     -----------      -------    ------     -----      -------       ---      --------
Owner Occupied        1,364     $121,665,753     96.10%      10.44%     566       $89,198      79.4%      52
Non-Owner Occupied       53        3,935,745      3.11       10.17      568        74,259      72.5       50
Second Home              10        1,000,726      0.79       10.42      633       100,073      75.8       59
------------------- ---------- ------------- ------------ --------- ----------- ---------- ---------- -----------
Total                 1,427     $126,602,225    100.00%      10.43%     566       $88,719      79.2%      52
=================== ========== ============= ============ ========= =========== ========== ========== ===========


                                       DISTRIBUTION BY PROPERTY TYPE

                      NUMBER     AGGREGATE                  WEIGHTED  WEIGHTED               WEIGHTE    WEIGHTED
                        OF        PRINCIPAL      AGGREGATE  AVERAGE   AVERAGE     AVERAGE    AVERAGE    AVERAGE
                      MORTGAGE     BALANCE       PRINCIPAL  GROSS      FICO     PRINCIPAL    CURRENT   LOAN AGE
 PROPERTY TYPE         LOANS     OUTSTANDING     BALANCE    COUPON     SCORE     BALANCE       LTV     (MONTHS)
 -------------         -----     -----------     -------    ------     -----     -------       ---     --------
Single Family           1,251   $109,908,828     86.81%      10.41%    565       $87,857       79.2%     52
2-4 Family                 91     10,088,000      7.97       10.40     586       110,857       78.4      57
Condominium                46      4,129,421      3.26       10.78     561        89,770       80.4      46
Mobile Home                18      1,061,461      0.84       11.41     544        58,970       75.5      46
Townhouse                  11        820,778      0.65       11.00     542        74,616       85.1      42
Manufactured Housing       10        593,737      0.47        9.24     597        59,374       79.7      43
-------------------- --------- -------------- ----------- --------- ----------- ---------- ---------- -----------
Total                   1,427   $126,602,225    100.00%      10.43%    566       $88,719       79.2%     52
==================== ========= ============== =========== ========= =========== ========== ========== ===========


                                      DISTRIBUTION BY CREDIT SCORE (FICO)

                   NUMBER     AGGREGATE                 WEIGHTED  WEIGHTED               WEIGHTE    WEIGHTED
                     OF        PRINCIPAL     AGGREGATE  AVERAGE   AVERAGE     AVERAGE    AVERAGE    AVERAGE
  CREDIT SCORE     MORTGAGE     BALANCE      PRINCIPAL  GROSS      FICO     PRINCIPAL    CURRENT   LOAN AGE
    (FICO)          LOANS     OUTSTANDING    BALANCE    COUPON     SCORE     BALANCE       LTV     (MONTHS)
    ------          -----     -----------    -------    ------     -----     -------       ---     --------
400-439               8    $    603,088       0.48%     11.59%     428       $ 75,386      90.1%      40
440-459              25       2,253,640       1.78      10.87      452         90,146      78.4       41
460-479              63       4,959,042       3.92      11.00      472         78,715      82.0       47
480-499             111       9,659,118       7.63      10.75      490         87,019      81.7       47
500-519             176      14,660,054      11.58      10.54      509         83,296      81.6       49
520-539             194      16,172,976      12.77      10.54      530         83,366      80.8       50
540-559             169      15,440,907      12.20      10.49      550         91,366      79.5       54
560-579             141      12,629,767       9.98      10.35      569         89,573      79.6       52
580-599             127      11,338,721       8.96      10.37      589         89,281      78.5       55
600-619             103       9,962,380       7.87      10.65      609         96,722      82.3       52
620-639              87       7,628,254       6.03      10.17      629         87,681      76.7       58
640-659              61       6,691,369       5.29       9.96      650        109,695      73.7       57
660-679              56       5,212,224       4.12      10.07      668         93,075      71.2       59
680-699              29       2,734,692       2.16      10.18      689         94,300      77.7       61
700-719              14       1,219,930       0.96       9.41      705         87,138      73.9       50
720-739               9       1,023,336       0.81       8.84      732        113,704      77.0       49
740 & Above          14       1,231,847       0.97       8.89      767         87,989      60.4       68
Unknown              40       3,180,879       2.51      10.45      N/A         79,522      76.7       61
---------------- --------- ------------- ----------- ---------- ----------- ---------- ---------- -----------
Total             1,427    $126,602,225     100.00%     10.43%     566       $ 88,719      79.2%      52
================ ========= ============= =========== ========== =========== ========== ========== ===========

(1) The FICO scores for 99.9% of the Mortgage Loans were obtained in August 2002, 0.1% were obtained in June 2002.


                             DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

                   NUMBER     AGGREGATE                 WEIGHTED  WEIGHTED               WEIGHTE    WEIGHTED
                     OF        PRINCIPAL     AGGREGATE  AVERAGE   AVERAGE     AVERAGE    AVERAGE    AVERAGE
ORIGINAL MONTHS    MORTGAGE     BALANCE      PRINCIPAL  GROSS      FICO     PRINCIPAL    CURRENT   LOAN AGE
  TO MATURITY       LOANS     OUTSTANDING    BALANCE    COUPON     SCORE     BALANCE       LTV     (MONTHS)
  -----------       -----     -----------    -------    ------     -----     -------       ---     --------
0 - 120 Months       27       $1,645,448      1.30%       9.84%     572       $60,943      61.3%     42
121 - 180 Months    533       43,626,870     34.46       10.42      572        81,852      74.7      57
181 - 240 Months    101        7,926,421      6.26       10.56      571        78,479      76.3      57
241 - 300 Months     30        2,208,428      1.74       11.07      537        73,614      79.9      56
301 - 360 Months    736       71,195,057     56.24       10.42      563        96,732      82.6      49
---------------- --------- -------------- ----------- --------- ----------- ---------- --------- ----------
Total             1,427     $126,602,225    100.00%      10.43%     566       $88,719      79.2%     52
================ ========= ============== =========== ========= =========== ========== ========= ==========


                                  DISTRIBUTION BY REMAINING MONTHS TO MATURITY


                      NUMBER      AGGREGATE                WEIGHTED  WEIGHTED             WEIGHTE   WEIGHTED
 REMAINING              OF        PRINCIPAL     AGGREGATE  AVERAGE   AVERAGE     AVERAGE  AVERAGE   AVERAGE
 MONTHS TO            MORTGAGE     BALANCE      PRINCIPAL  GROSS      FICO     PRINCIPAL  CURRENT  LOAN AGE
 MATURITY              LOANS     OUTSTANDING    BALANCE    COUPON     SCORE     BALANCE     LTV    (MONTHS)
 --------              -----     -----------    -------    ------     -----     -------     ---    --------
7 - 12 Months            2         $26,068       0.02%     11.76%      599      $13,034     19.4%    106
13 - 24 Months           1          21,212       0.02      12.50       577       21,212     21.2      96
25 - 36 Months           3          88,811       0.07      10.54       697       29,604     12.7      99
37 - 48 Months           5         229,189       0.18      12.00       571       45,838     58.3      99
49 - 60 Months           4         160,028       0.13      11.64       623       40,007     58.1      91
61 - 72 Months          12         532,628       0.42      10.12       565       44,386     55.8      68
73 - 84 Months          14         912,741       0.72      10.99       555       65,196     64.2      75
85 - 96 Months          41       3,191,735       2.52      10.23       611       77,847     62.9      87
97 - 108 Months         66       6,373,278       5.03       9.56       604       96,565     64.1      75
109 - 120 Months        92       7,640,046       6.03      10.04       582       83,044     74.1      65
121 - 180 Months       360      28,933,614      22.85      10.74       559       80,371     78.6      47
181 - 240 Months        77       6,585,493       5.20      10.29       565       85,526     77.9      57
241 - 300 Months       107       9,972,150       7.88      10.28       585       93,198     76.2      70
301 - 360 Months       643      61,935,231      48.92      10.46       559       96,322     83.8      45
----------------- ----------- ------------- ----------- ---------- ----------- --------- --------- -----------
Total                1,427    $126,602,225     100.00%     10.43%      566      $88,719     79.2%     52
================= =========== ============= =========== ========== =========== ========= ========= ===========

DRAFT


                                    DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

                      NUMBER      AGGREGATE                WEIGHTED  WEIGHTED             WEIGHTE   WEIGHTED
                        OF        PRINCIPAL     AGGREGATE  AVERAGE   AVERAGE     AVERAGE  AVERAGE   AVERAGE
 CURRENT PRINCIPAL    MORTGAGE     BALANCE      PRINCIPAL  GROSS      FICO     PRINCIPAL  CURRENT  LOAN AGE
     BALANCE           LOANS     OUTSTANDING    BALANCE    COUPON     SCORE     BALANCE     LTV    (MONTHS)
     -------           -----     -----------    -------    ------     -----     -------     ---    --------
$0 - $25,000            27    $    500,423      0.40%      11.91%      531     $  18,534    50.4%     56
$25,001 - $50,000      177       7,373,791      5.82       10.86       558        41,660    66.3      53
$50,001 - $75,000      525      32,555,457     25.71       10.62       560        62,010    77.0      53
$75,001 - $100,000     271      23,350,544     18.44       10.45       565        86,164    80.0      54
$100,001 - $125,000    185      20,723,747     16.37       10.42       573       112,020    81.4      52
$125,001 - $150,000    106      14,450,022     11.41       10.45       568       136,321    83.1      53
$150,001 - $175,000     57       9,188,074      7.26       10.41       560       161,194    81.8      48
$175,001 - $200,000     23       4,219,186      3.33        9.84       554       183,443    83.2      56
$200,001 - $225,000     18       3,819,758      3.02       10.19       583       212,209    84.4      55
$225,001 - $250,000     15       3,599,800      2.84       10.09       557       239,987    78.4      47
$250,001 - $275,000      9       2,375,501      1.88        9.41       621       263,945    81.9      49
$275,001 - $300,000      6       1,757,096      1.39        9.82       596       292,849    75.3      47
$300,001 - $350,000      6       1,899,620      1.50       10.05       579       316,603    81.2      55
$350,001 - $400,000      1         366,833      0.29        6.75       646       366,833    53.6      14
$400,001 - $450,000      1         422,372      0.33       10.18       536       422,372    89.0      30
------------------ --------- -------------- ----------- ---------- ----------- --------- --------- -----------
Total                1,427    $126,602,225    100.00%      10.43%      566     $  88,719    79.2%     52
================== ========= ============== =========== ========== =========== ========= ========= ===========

[GOLDMAN SACHS LOGO]



                                     GSRPM 2003-01 NOV MONTH END                           15:24 MONDAY, JANUARY 6, 2003   1
                                      PORTFOLIO SUMMARY REPORT
                                  PREPARED BY GOLDMAN, SACHS & CO.
_______________________________________________________________________________________________________________________________
PG     POOL CLASSIFICATION     LOANS   1/03 SCHED BALANC  CURRWAC   NET WAC   1/03 WA   AM WAM   ST AGE  OLTV   CLTV    FICO
_____________________________________________________________________________________________________________________________
0001   CONFORMING              2,544   $233,028,574.21     9.782     9.252     264.95   296.36   52.87   83.01  79.99   572.43
0002   NON CONFORMING            350    $32,474,535.80    10.379     9.877     267.16   296.11   47.31   82.08  79.35   540.46
_______________________________________________________________________________________________________________________________
*** TOTALS ***                 2,894   $265,503,110.01
_______________________________________________________________________________________________________________________________


Disclaimer: Copyright(C)2001 by Goldman, Sachs & Co. This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the
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values of which are influenced by foreign currencies, effectively assume
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Further information on any of the securities mentioned in this material may be
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L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

PROJECT:    GSRPM 2003-01 NOV MONTH END        JANUARY 6, 2003  15:24  PAGE 0001
CONFORM     CONFORMING


__________________________________________________________________________________________________
LOANS   1/03 SCHED BALANC   CURRWAC  NET WAC  ORIG WA   1/03 WA   AM WAM    ST AGE   OLTV   CLTV
__________________________________________________________________________________________________
2,544   $233,028,574.21     9.782    9.252    317.50    264.95    296.36    52.87    83.01  79.99
__________________________________________________________________________________________________


____________________________________________________________________________________________________________
LOANS   1/03 SCHED BALANC   CSW CLT  MARGIN   1ST CAP   PER CAP   NEXT CAP  MAXRATE  LCAP   1/03 MT   FICO
____________________________________________________________________________________________________________
2,544   $233,028,574.21     63.07    5.64     2.26      1.34      1.45      16.10    6.30   4.73      572.43
____________________________________________________________________________________________________________


________________________________________________________________________________________________
CURRENT RATE            1/03 SCHED BALANCE         ST ORIG TERM            1/03 REM TERM
______________________  ________________________   _____________________   _____________________
 1.00- 2.99%     0.87     $0.00-$ 25,000    0.42   1 - 96 MTHS      0.16   1 - 96 MTHS      5.15
 3.00- 4.99%     2.49    $25,001-$ 50,000   5.18   109 - 120 MTHS   0.22   97 - 108 MTHS    2.56
 5.00- 5.99%     2.09    $50,001-$ 75,000  22.12   121 - 150 MTHS   0.02   109 - 120 MTHS   3.36
 6.00- 7.99%     7.35    $75,001-$100,000  19.54   151 - 180 MTHS  20.40   121 - 150 MTHS   9.48
 8.00- 8.99%    12.50   $100,001-$120,000  13.32   181 - 240 MTHS   3.34   151 - 180 MTHS   1.52
 9.00- 9.99%    24.61   $120,001-$160,000  18.83   241 - 300 MTHS   0.69   181 - 240 MTHS   2.63
10.00-10.49%    11.21   $160,001-$200,000   9.02   301 - 330 MTHS   0.06   241 - 300 MTHS  11.78
10.50-10.99%    16.04   $200,001-$300,000  10.91   331 - 360 MTHS  75.11   301 - 330 MTHS  57.42
11.00-11.49%     7.25   $300,001-$400,000   0.66                           331 - 360 MTHS   6.11
11.50-11.99%     9.33
12.00-12.99%     5.03
13.00-14.99%     1.22
15.00-16.99%     0.00

________________________________________________________________________________________________


________________________________________________________________
CURRENT RATE            AM WAM                  AGE
______________________  _____________________   ________________
 1.00- 2.99%     0.87   1 - 96 MTHS      0.77    13-24     1.87
 3.00- 4.99%     2.49   97 - 108 MTHS    0.53    25-36    18.99
 5.00- 5.99%     2.09   109 - 120 MTHS   0.60    37-48    23.73
 6.00- 7.99%     7.35   121 - 150 MTHS   2.63    49-60    33.26
 8.00- 8.99%    12.50   151 - 180 MTHS   0.61    61-72     7.41
 9.00- 9.99%    24.61   181 - 240 MTHS   4.91    73-84     5.72
10.00-10.49%    11.21   241 - 300 MTHS  17.59    85-96     4.55
10.50-10.99%    16.04   301 - 330 MTHS  60.95    97-108    2.68
11.00-11.49%     7.25   331 - 360 MTHS  11.40   109-120    0.99
11.50-11.99%     9.33                           121-144    0.47
12.00-12.99%     5.03                           145-156    0.10
13.00-14.99%     1.22                           157-168    0.07
15.00-16.99%     0.00                           169-180    0.08
                                                *MORE*     0.09
________________________________________________________________



_________________________________________________________________________________________________
GEOGRAPHY            ZIP             CURR LTV              FICO               ARM TYPE
__________________   _____________   ___________________   ________________   ___________________
CALIFORNIA   15.51   11234    0.27    0.01-70.00   17.48   MISSING     1.76   FIXED        46.58
FLORIDA       9.72   30083    0.26    70.01-75.0   11.46   400 - 43    0.57   6 MO LIBOR   32.67
NEW YORK      7.14   90043    0.26    75.01-80.0   20.66   440 - 47    4.64   1 YR CMT A    8.18
NORTH CARO    6.14   90008    0.24    80.01-85.0   13.80   480 - 49    7.47   6 MO CMT      7.39
TEXAS         5.89   11216    0.24    85.01-90.0   16.71   500 - 51   11.38   3/27 LIBOR    3.76
ILLINOIS      4.38   27587    0.23    90.01-95.0    6.84   520 - 53   12.22   OTHER ARM     1.09
GEORGIA       4.29   92627    0.22    95.01-100.   11.85   540 - 55   11.73   2/28 LIBOR    0.33
OHIO          3.82   77479    0.22   100+ %         1.20   560 - 57    9.86
MICHIGAN      3.61   92592    0.21                         580 - 59    9.28
NEW JERSEY    2.97   10466    0.20                         600 - 61    7.61
TENNESSEE     2.70   27704    0.19                         620 - 64    9.42
WASHINGTON    2.43   60643    0.19                         650 - 67    5.53
MARYLAND      2.39   89117    0.18                         675 - 69    3.61
SOUTH CARO    2.38   89014    0.18                         700 - 74    3.44
PENNSYLVAN    2.25   60030    0.18                         750 - 79    1.40
*MORE*       24.38   *MORE*  96.72                         *MORE*      0.08
_________________________________________________________________________________________________



__________________________________________________________________________________________________
FIX VS ARM      PROPERTY TYPE                  OCCUPANCY               PURPOSE
_____________   ___________________________    ____________________    __________________________
ARM     53.42   SINGLE FAMILY         84.81    OWNER OCCUPIE  96.47    CASHOUT REFI         38.73
FIXED   46.58   MANUFACTURED HOUSING   6.05    NON-OWNER       2.65    PURCHASE             33.18
                2-4 FAMILY             5.27    SECOND HOME     0.88    RATE/TERM REFI       14.02
                CONDO                  2.71                            UNKNOWN              10.58
                TOWNHOUSE              0.58                            DEBT CONSOLIDATION    3.50
                MOBILE HOME            0.58
__________________________________________________________________________________________________


______________________________________________________________________________________
FIX VS ARM      PROPERTY TYPE                  SERV                    BALLOON
_____________   ___________________________    ____________________    _______________
ARM     53.42   SINGLE FAMILY         84.81    WILSHIRE       81.55              83.75
FIXED   46.58   MANUFACTURED HOUSING   6.05    FAIRBANKS      12.97    BALLOON   16.25
                2-4 FAMILY             5.27    GREEN POINT     5.49
                CONDO                  2.71
                TOWNHOUSE              0.58
                MOBILE HOME            0.58
______________________________________________________________________________________




____________________________________________________________________________________________________________________________________
MARGINS                1ST RATE CAP     PERIODIC RATE CAP   MINRATE               MAXRATE               MTR              PPTERM
____________________   _____________    _________________   ___________________   ___________________   ______________   ___________
 FIXED         46.58   N/A      7.67    FIXED       46.58    FIXED        46.58    FIXED        46.58   FIXED    46.58      .  43.02
 -1.25 - 0%     0.46   FIXED   46.58    0            0.10    0 %           2.36    9.01-10.00%   0.31     1-12   52.88      6   0.13
  0 %           0.33   0        0.13    1           34.06    <=1.00%       0.87   10.01-11.00%   0.90    13-24    0.41     12   5.06
  .25 - 3.99    6.71   1        9.20    1.5          7.19    1.01-2.00%    2.04   11.01-12.00%   2.00    25-36    0.07     18   0.12
 4.00 - 5.999  17.03   1.5      4.43    2            9.33    2.01-4.00%    3.62   12.01-14.00%   3.78    37-48    0.06     24   9.77
 6.00 - 6.249   3.35   1.8      0.04    3            2.69    4.01-6.00%    2.47   14.01-15.00%   4.98                      30   0.19
 6.25 - 6.49%   4.82   2        8.87    5            0.06    6.01-8.00%    2.52   15.01-16.00%  10.87                      36  25.60
 6.50 - 6.99%  10.20   2.74     0.03                         8.01-9.00%    5.11   16.01-17.00%  13.89                      42   0.11
 7.00 - 7.49%   6.45   3       22.90                         9.01-10.00%  12.68   17.01-18.00%  11.09                      48   0.12
 7.50 - 7.749   1.82   5        0.05                        10.01-11.00%  12.77   18.01-19.00%   4.22                      60  15.87
 7.75 - 7.99%   0.97   6        0.11                        11.01-12.00%   7.25   19.01-20.00%   1.03
 8.00 - 8.49%   0.89                                        12.01-14.00%   1.74   20.01-21.00%   0.32
 8.50 - 8.99%   0.31                                                              21.01-22.00%   0.02
 9.00 - 9.49%   0.09                                                              22.01%+        0.01
____________________________________________________________________________________________________________________________________

PROJECT:       GSRPM 2003-01 NOV MONTH END      JANUARY 6, 2003 15:24  PAGE 0002
CONFORM        NON CONFORMING


_______________________________________________________________________________________________________
LOANS   1/03 SCHED BALANC  CURRWAC  NET WAC   ORIG WA   1/03 WA   AM WAM    ST AGE   OLTV     CLTV
______  _________________  _______  _______   _______   _______   _______   ______   ______   ______
350     $32,474,535.80     10.379    9.877    314.47    267.16    296.11    47.31    82.08    79.35
_______________________________________________________________________________________________________


___________________________________________________________________________________________________________________
LOANS   1/03 SCHED BALANC  CSW CLT    MARGIN   1ST CAP   PER CAP   NEXT CAP   MAXRATE   LCAP      1/03 MT   FICO
______  _________________  _______    _______  _______   _______   ________   _______   _______   _______   _______
350     $32,474,535.80      63.74     6.26     2.06      1.33      1.43       16.76     6.57      3.95      540.46
___________________________________________________________________________________________________________________



______________________________________________________________________________
CURRENT RATE            1/03 SCHED BALANCE            ST ORIG TERM
___________________     _________________________     ________________________
 6.00- 7.99%   6.39        $0.00-$ 25,000    0.81     1 - 96 MTHS      0.18
 8.00- 8.99%  10.36       $25,001-$ 50,000   8.45     109 - 120 MTHS   2.49
 9.00- 9.99%  21.78       $50,001-$ 75,000  21.31     121 - 150 MTHS   0.19
10.00-10.49%  11.26       $75,001-$100,000  14.78     151 - 180 MTHS  17.42
10.50-10.99%  21.11      $100,001-$120,000  10.45     181 - 240 MTHS   3.44
11.00-11.49%   8.89      $120,001-$160,000  15.71     241 - 300 MTHS   3.50
11.50-11.99%   8.54      $160,001-$200,000   5.50     301 - 330 MTHS   0.30
12.00-12.99%   8.36      $200,001-$300,000   5.85     331 - 360 MTHS  72.47
13.00-14.99%   3.23      $300,001-$400,000  14.53
15.00-16.99%   0.09      $400,001-$600,000   2.62
______________________________________________________________________________

_______________________________________________________________________________________________
CURRENT RATE            1/03 REM TERM             AM WAM                      AGE
___________________     _____________________     _______________________     _________________
 6.00- 7.99%   6.39     1 - 96 MTHS      4.34     1 - 96 MTHS        1.14       1-12      0.36
 8.00- 8.99%  10.36     97 - 108 MTHS    2.65     97 - 108 MTHS      1.55      13-24      5.70
 9.00- 9.99%  21.78     109 - 120 MTHS   1.58     121 - 150 MTHS     2.61      25-36     22.66
10.00-10.49%  11.26     121 - 150 MTHS  11.50     151 - 180 MTHS     0.28      37-48     28.67
10.50-10.99%  21.11     151 - 180 MTHS   1.42     181 - 240 MTHS     5.48      49-60     28.95
11.00-11.49%   8.89     181 - 240 MTHS   4.51     241 - 300 MTHS    13.36      61-72      5.12
11.50-11.99%   8.54     241 - 300 MTHS   9.18     301 - 330 MTHS    67.33      73-84      2.52
12.00-12.99%   8.36     301 - 330 MTHS  57.42     331 - 360 MTHS     8.26      85-96      3.17
13.00-14.99%   3.23     331 - 360 MTHS   7.40                                  97-108     2.03
15.00-16.99%   0.09                                                           109-120     0.24
                                                                              121-144     0.33
                                                                              181-240     0.24
_______________________________________________________________________________________________



_______________________________________________________________________________________________
GEOGRAPHY           ZIP             CURR LTV              FICO               ARM TYPE
_________________   ____________    __________________    _______________    __________________
CALIFORNIA  14.94   89110   1.38     0.01-70.00  17.04    MISSING    1.67    FIXED       55.62
FLORIDA      7.76   08889   1.32     70.01-75.0  11.98    440 - 47   9.83    6 MO LIBOR  31.55
TEXAS        7.69   98118   1.30     75.01-80.0  18.60    480 - 49  14.67    6 MO CMT     4.68
GEORGIA      6.74   90740   1.14     80.01-85.0  16.62    500 - 51  15.75    3/27 LIBOR   3.63
ILLINOIS     6.48   72703   1.13     85.01-90.0  19.48    520 - 53  12.38    1 YR CMT A   3.63
NORTH CARO   5.51   94112   1.11     90.01-95.0   8.34    540 - 55  16.47    2/28 LIBOR   0.78
MICHIGAN     4.00   95066   1.09     95.01-100.   7.61    560 - 57   7.09    OTHER ARM    0.11
OHIO         3.08   30136   1.09    100+ %        0.34    580 - 59   7.88
NEW YORK     2.85   28358   1.05                          600 - 61   4.84
MARYLAND     2.71   94526   1.01                          620 - 64   5.32
WASHINGTON   2.68   60044   1.01                          650 - 67   3.75
SOUTH CARO   2.65   94127   1.00                          675 - 69   0.35
MINNESOTA    2.63   76063   0.99
NEVADA       2.39   30087   0.99
PENNSYLVAN   2.27   75093   0.97
*MORE*      25.62   *MORE* 83.41
_______________________________________________________________________________________________




____________________________________________________________________________________________________________________________________
FIX VS ARM      PROPERTY TYPE           OCCUPANCY               PURPOSE                          SERV                BALLOON
____________    ____________________    ____________________    _____________________________    ________________    _______________
ARM    44.38    SINGLE FAMILY  88.37    OWNER OCCUPIE  96.01    CASHOUT REFI            39.86    WILSHIRE   59.70              84.33
FIXED  55.62    CONDO           4.27    NON-OWNER       3.16    PURCHASE                37.48    FAIRBANKS  40.30    BALLOON   15.67
                2-4 FAMILY      4.26    SECOND HOME     0.83    RATE/TERM REFI          12.54
                TOWNHOUSE       2.59                            UNKNOWN                  7.70
                MOBILE HOME     0.50                            DEBT CONSOLIDATION       2.23
                                                                REFI-PROPERTY IMPROVEME  0.19


____________________________________________________________________________________________________________________________________



____________________________________________________________________________________________________________________________________
MARGINS               1ST RATE CAP   PERIODIC RATE CAP   MINRATE               MAXRATE               MTR               PPTERM
___________________   ____________   _________________   ___________________   ___________________   _______________   _____________
FIXED         55.62   N/A     2.40   FIXED       55.62    FIXED        55.62    FIXED        55.62   FIXED     55.62       .   41.99
 .25 - 3.99    1.16   FIXED  55.62   0            0.24    0 %           0.80   12.01-14.00%   0.46     1-12    43.78      12    3.85
4.00 - 5.999  14.98   0       0.24   1           29.54    1.01-2.00%    0.24   14.01-15.00%   3.62    13-24     0.60      24    6.20
6.00 - 6.249   2.32   1      15.26   1.5          6.65    2.01-4.00%    1.15   15.01-16.00%  13.55                        36   30.49
6.25 - 6.49%   3.17   1.5     2.91   2            4.39    4.01-6.00%    0.45   16.01-17.00%   9.40                        48    0.51
6.50 - 6.99%  12.00   2       5.50   3            3.56    6.01-8.00%    2.36   17.01-18.00%   9.52                        60   16.97
7.00 - 7.49%   5.22   3      17.62                        8.01-9.00%    6.73   18.01-19.00%   6.37
7.50 - 7.749   1.89   7       0.45                        9.01-10.00%  10.84   19.01-20.00%   1.08
7.75 - 7.99%   1.87                                      10.01-11.00%  13.47   20.01-21.00%   0.15
8.00 - 8.49%   0.96                                      11.01-12.00%   5.76   22.01%+        0.22
8.50 - 8.99%   0.60                                      12.01-14.00%   2.57
9.00 - 9.49%   0.08
9.50 - 9.99%   0.14
____________________________________________________________________________________________________________________________________